Exhibit 99.2

COLONIAL PROPERTIES TRUST

WALK
ON
WATER

Supplemental Financial Highlights

3rd Quarter 2006

NYSE: CLP

Colonial Properties Trust
TABLE OF CONTENTS

Overview and Contact Information	3
1. Quarterly Earnings Announcement and Financial Statements	4
2. Corporate Summary
Quarterly Segment Data Summary	7
Divisional NOI Breakout: By Sector & Market	9
3. Development Pipeline/Acquisition & Disposition Detail	10
4. Taxable REIT Subsidiary Activities	12
5. Unconsolidated Partnerships Summary	14
6. Corporate Trends
Supplemental Data	16
Investment Activities	16
7. Debt Summary/Coverage Ratios/Total Market Capitalization	17
8. Equity Issues: Common & Preferred	19
9. Multifamily Division Summary
Divisional NOI	20
Operational Statistics	21
Occupancy Summary	22
10. Office Division Summary
Divisional NOI	24
Operational Statistics	25
Lease Expiration/Tenant Concentration	26
Leasing Execution	27
Occupancy Summary	29
11. Retail Division Summary
Divisional NOI	31
Operational Statistics/Capex	32
Lease Expiration/Tenant Concentration	33
Leasing Execution	34
Occupancy Summary	36
12. Corporate Reconciliations
Revenues/Expenses/NOI	38
NOI from Discontinued Operations/FFO/EBITDA	39
SEC Coverage Ratios	40
Base Rent per Unit/SF	41
Capital Expenditures, Tenant Improvements & Leasing Commissions	42
Earnings per share/FFO per share/Dividend Summary	43
13. Appendix
Multifamily Portfolio Occupancy Listing	44
Office Portfolio Occupancy Listing	48
Retail Portfolio Occupancy Listing	50
14. Glossary of Terms	52
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; volatility of for-sale residential markets; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this press release.
The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2005 and the Quarterly Report on Form 10-Q for the period ended June 30, 2006, which discuss these and other factors that could adversely affect the company’s results.

3Q06	10/20/2006 NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a real estate investment trust (REIT) that, through its subsidiaries, owns a portfolio of multifamily, office and retail properties in the Sunbelt region of the United States. A self-administered, self-managed REIT, Colonial Properties performs development, acquisition, management, leasing and brokerage services for its own portfolio and for properties owned by third parties.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Under its Colonial Star Strategy, the company focuses on delivering consistent long-term performance through both its existing operations and its external investment stratgies.
COLONIAL STAR STRATEGY

Achieve Consistent Long-term Performance through:

- Managing multifamily, office, retail and mixed-use properties
- Investing in high growth Sunbelt cities

- Achieving operating excellence

- Emphasizing mixed-use development

- Pursuing strategic acquisition, disposition and development opportunities

- Delivering additional income from the taxable REIT subsidiary (TRS)

- Ensuring a strong balance sheet
CONTACT INFORMATION

Headquarters Colonial Properties Trust 2101 Sixth Avenue North, Suite 750 Birmingham, Alabama 35203 205-250-8700 205-250-8890 — fax	Investor Relations Barbara Pooley Senior Vice President 800-645-3917 704-552-8538 — fax

www.colonialprop.com	To receive an Investor Package, please contact: 800-645-3917 704-643-7970

TRANSFER AGENT
Computershare P.O. Box 43010 Providence, RI 02940-3010 Investor Relations: 800-730-6001 www.computershare.com	The Company’s Transfer Agent manages all activities for registered shareholders including basic account updates, initial share purchases, dividend reinvestments, share transfers and sales as well as optional cash investments.

EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
Citigroup Smith Barney	Jon Litt / Craig Melcher	212-816-0231 / 212-816-0231
Green Street Advisors	Craig Leopold/Mark Berry	949-640-8780
Stifel Nicolaus	Rod Petrick / Tamara Fique	410-454-4131 / 410-454-5873
BMO Capital Markets	Rich Anderson	212-885-4180
Merrill Lynch	Bill Acheson	212-449-0035
Morgan Keegan	Napoleon Overton / Troy Garner	901-579-4865 / 901-531-3397
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wachovia Securities	Steve Swett	212-909-0954
UBS	Alex Goldfarb	212-713-8602
GUIDANCE

	FYE 2006 Range
Fully Diluted Earnings per Share	$2.79	$2.84
Plus: Real Estate Depreciation & Amortization	3.10	3.10
Less: Gain on Sale of Assets	(2.11)	(2.09)

Fully Diluted Funds from Operations per Share	$3.78	$3.85

3Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2006
BALANCE SHEET

	As of	As of
($ in 000s)	9/30/2006	12/31/2005
ASSETS
Real Estate Assets
Operating Properties	$3,957,804	$3,974,925
Undeveloped Land & Construction in Progress	366,357	202,052

Total Real Estate, before Depreciation	4,324,161	4,176,977

Less: Accumulated Depreciation	(462,814)	(453,365)
Real Estate Assets Held for Sale, net	202,970	367,372

Net Real Estate Assets	4,064,317	4,090,984

Cash and Equivalents	29,177	30,615
Restricted Cash	15,202	8,142
Accounts Receivable, net	21,957	28,543
Notes Receivable	56,713	36,387
Prepaid Expenses	18,499	19,549
Deferred Debt and Lease Costs	43,390	50,436
Investment in Unconsolidated Subsidiaries	115,490	123,700
Other Assets	91,396	110,902

Total Assets	$4,456,141	$4,499,258

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$257,130	$210,228
Notes and Mortgages Payable	2,226,769	2,274,620
Mortages Payable Related to Real Estate Assets Held for Sale	61,198	9,502

Total Long-Term Liabilities	2,545,097	2,494,350

Other Liabilities	154,063	138,861

Total Liabilities	2,699,160	2,633,211

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	6,749	8,094

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	—	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000
Series E 7 5/8%, Preferred Shares	104,760	133,159

Total Preferred Shares and Units, at Liquidation Value	329,760	408,159

Common Equity, including Minority Interest in Operating Partnership	1,420,472	1,449,794

Total Equity, including Minority Interest	1,756,981	1,866,047

Total Liabilities and Equity	$4,456,141	$4,499,258

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	9/30/2006	12/31/2005
Basic
Shares	46,031	44,857
Operating Partnership Units (OP Units)	10,579	10,872

Total Shares & OP Units	56,610	55,729

Dilutive Common Share Equivalents	—	391

Diluted
Shares	46,031	45,248
Total Shares & OP Units	56,610	56,120

3Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2006
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Nine Months Ended
($ in 000s, except per share data)	9/30/2006	9/30/2005		9/30/2006	9/30/2005
Revenue
Minimum Rent	$107,013	$107,995	-0.9%	$319,455	$277,400	15.2%
Percentage Rent	448	521	-14.0%	1,184	1,614	-26.6%
Tenant Recoveries	7,129	9,816	-27.4%	22,289	27,716	-19.6%
Construction Revenues	6,868	—		26,793	—
Other Property Related Revenue	8,386	7,886	6.3%	24,898	18,490	34.7%
Other Non-Property Related Revenue	4,724	1,410	235.0%	13,349	5,190	157.2%

Total Revenue	134,568	127,628	5.4%	407,968	330,410	23.5%

Operating Expenses
Property Operating Expenses:
General Operating Expenses	11,540	10,831	6.5%	32,818	25,897	26.7%
Salaries and Benefits	8,679	8,149	6.5%	25,001	19,202	30.2%
Repairs and Maintenance	10,994	11,526	-4.6%	31,184	30,298	2.9%
Taxes, Licenses, and Insurance	14,872	13,597	9.4%	42,863	35,406	21.1%

Total Property Operating Expenses	46,085	44,103	4.5%	131,866	110,803	19.0%

General and Administrative	12,588	9,993	26.0%	34,869	26,962	29.3%
Construction Expenses	6,653	—		25,680	—
Depreciation	35,976	33,608	7.0%	109,030	86,447	26.1%
Amortization	4,908	20,217	-75.7%	16,347	46,030	-64.5%

Total Operating Expenses	106,210	107,921	-1.6%	317,792	270,242	17.6%

Income from Operations	28,358	19,707	43.9%	90,176	60,168	49.9%

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(32,625)	(34,697)	-6.0%	(97,367)	(93,694)	3.9%
Loss on Retirement of Debt	—	—		(791)	—
Interest Income	1,931	1,681	14.9%	5,879	2,662	120.8%
Income (Loss) from Investments	(2,101)	43	-4986.0%	(4,105)	2,874	-242.8%
Gain on Hedging Activities	37	75	-50.7%	2,588	497	420.7%
Gain on Sale of Property, net of income taxes of $162 (QTR) and $1,484 (YTD) in 2006 and $2,370 (QTR) and $2,771 (YTD) in 2005	1,865	5,736	-67.5%	39,949	7,832	410.1%
Other	138	1,593	-91.3%	(1,008)	1,157	-187.1%

Total Other Income (Expense)	(30,755)	(25,569)	20.3%	(54,855)	(78,672)	-30.3%

Income (Loss) before Minority Interest & Discontinued Operations	(2,397)	(5,862)	-59.1%	35,321	(18,504)	-290.9%

Minority Interest
Minority Interest of Limited Partners	423	(2,844)	-114.9%	539	(2,828)	-119.1%
Minority Interest in CRLP — Preferred	(1,813)	(1,813)	0.0%	(5,438)	(5,438)	0.0%
Minority Interest in CRLP — Common	1,566	3,531	-55.6%	(2,272)	9,972	-122.8%

Total Minority Interest	176	(1,126)	-115.6%	(7,171)	1,706	-520.3%

Income (loss) from Continuing Operations	(2,221)	(6,988)	-68.2%	28,150	(16,798)	-267.6%

Discontinued Operations
Income from Discontinued Operations	3,258	3,585	-9.1%	9,900	20,347	-51.3%
Gain (Loss) on Disposal of Discontinued Operations, net of income taxes of $2,178 (QTR) and $6,766 (YTD) in 2006 and $0 in 2005	23,238	66,448	-65.0%	40,983	182,211	-77.5%
Minority Interest in CRLP — Common	(4,955)	(14,732)	-66.4%	(9,168)	(46,905)	-80.5%
Minority Interest of Limited Partners	7	(149)	-104.7%	(2,707)	(641)	322.3%

Income from Discontinued Operations	21,548	55,152	-60.9%	39,008	155,012	-74.8%

Net Income	19,327	48,164	-59.9%	67,158	138,214	-51.4%

Dividends to Preferred Shareholders	(4,550)	(6,232)	-27.0%	(16,354)	(16,159)	1.2%

Preferred Share Issuance Costs	(45)	—		(2,128)	—

Net Income Available to Common Shareholders	$14,732	$41,932	-64.9%	$48,676	$122,055	-60.1%

Earnings per Share — Basic
Continuing Operations	$(0.15)	$(0.33)	-54.5%	$0.21	$(0.92)	-122.8%
Discontinued Operations	$0.47	1.37	-65.7%	0.86	4.33	-80.1%

EPS — Basic	$0.32	$1.04	-69.2%	$1.07	$3.41	-68.6%

Earnings per Share — Diluted
Continuing Operations	$(0.15)	$(0.33)	-54.5%	$0.21	$(0.92)	-122.8%
Discontinued Operations	0.47	1.37	-65.7%	0.85	4.33	-80.4%

EPS — Diluted	$0.32	$1.04	-69.2%	$1.06	$3.41	-68.9%

3Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2006
THIRD QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended			Nine Months Ended
($ in 000s, except per share data)	9/30/2006	9/30/2005		9/30/2006	9/30/2005
Net Income Available to Common Shareholders	$14,732	$41,932	-64.9%	$48,676	$122,055	-60.1%
Minority Interest in CRLP (Operating Ptr Unitholders)	3,389	11,201	-69.7%	11,440	36,933	-69.0%
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	(430)	2,880	-114.9%	2,168	2,880	-24.7%

Total	17,691	56,013	-68.4%	62,284	161,868	-61.5%

Adjustments — Consolidated Properties
Depreciation — Real Estate	35,983	37,029	-2.8%	112,343	96,914	15.9%
Amortization — Real Estate	4,754	22,152	-78.5%	16,341	50,460	-67.6%
Remove: (Gain)/Loss on Sale of Property, net of Income Tax	(25,103)	(72,183)	-65.2%	(80,932)	(190,043)	-57.4%
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Minority Interest (1)	5,766	2,934	96.5%	15,432	5,059	205.0%

Total Adjustments — Consolidated	21,400	(10,068)	-312.6%	63,184	(37,610)	-268.0%

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	4,115	1,278	222.0%	11,525	3,674	213.7%
Amortization — Real Estate	1,154	1		4,034	4
Remove: (Gain)/Loss on Sale of Property	(134)	115	0.0%	(1,334)	(2,319)	-42.5%

Total Adjustments — Unconsolidated	5,135	1,394	268.4%	14,225	1,359	946.7%

Funds from Operations	$44,226	$47,339	-6.6%	$139,693	$125,617	11.2%

FFO per Share
Basic	$0.79	$0.93	-15.1%	$2.49	$2.70	-7.7%
Diluted	$0.79	$0.93	-15.1%	$2.47	$2.70	-8.5%

(1)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
THIRD QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended			Nine Months Ended
(shares and units in 000s)	9/30/2006	9/30/2005		9/30/2006	9/30/2005
Basic
Shares	45,706	40,289	13.4%	45,372	35,837	26.6%
Operating Partnership Units (OP Units)	10,580	10,872	-2.7%	10,712	10,695	0.2%

Total Shares & OP Units	56,286	51,161	10.0%	56,084	46,532	20.5%

Dilutive Common Share Equivalents	—	—		486	—

Diluted (1)
Shares	45,706	40,289	13.4%	45,858	35,837	28.0%
Total Shares & OP Units	56,286	51,161	10.0%	56,570	46,532	21.6%

Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

3Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Segment Data
($ in 000s, except per share data)
QUARTERLY SEGMENT DATA SUMMARY FOR THREE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005

	Revenue			Expense			Net Operating Income (NOI)
	3Q06	3Q05	Change	3Q06	3Q05	Change	3Q06	3Q05	Change
MULTIFAMILY PORTFOLIO

Same-Property (2)	$62,599	$60,728	3.1%	$24,626	$24,290	1.4%	$37,973	$36,438	4.2%
Non Same-Property	18,490	20,191	-8.4%	9,484	9,229	2.8%	9,006	10,962	-17.8%

Total Division	81,089	80,919	0.2%	34,110	33,519	1.8%	46,979	47,400	-0.9%

OFFICE PORTFOLIO

Same-Property (2)	22,072	21,456	2.9%	7,081	6,299	12.4%	14,991	15,157	-1.1%
Non Same-Property	19,663	12,851	53.0%	8,219	4,751	73.0%	11,444	8,100	41.3%

Total Division	41,735	34,307	21.7%	15,300	11,050	38.5%	26,435	23,257	13.7%

RETAIL PORTFOLIO

Same-Property (2)	18,810	18,033	4.3%	5,512	5,334	3.3%	13,298	12,699	4.7%
Non Same-Property	7,323	18,767	-61.0%	2,281	5,996	-62.0%	5,042	12,771	-60.5%

Total Division	26,133	36,800	-29.0%	7,793	11,330	-31.2%	18,340	25,470	-28.0%

TOTAL PORTFOLIO

Same-Property (2)	103,481	100,217	3.3%	37,219	35,923	3.6%	66,262	64,294	3.1%
Non Same-Property	45,476	51,809	-12.2%	19,984	19,976	0.0%	25,492	31,833	-19.9%

Total	$148,957	$152,026	-2.0%	$57,203	$55,899	2.3%	$91,754	$96,127	-4.5%

SEGMENT DATA SUMMARY FOR NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005

	Revenue			Expense			Net Operating Income (NOI)
	2006	2005 (1)	Change	2006	2005 (1)	Change	2006	2005 (1)	Change
MULTIFAMILY PORTFOLIO

Same-Property (2)	$186,134	$179,318	3.8%	$72,294	$71,740	0.8%	$113,840	$107,578	5.8%
Cornerstone Properties (3)		(31,870)			(14,104)			(17,766)
Non Same-Property	50,354	51,993	-3.2%	23,894	23,470	1.8%	26,460	28,523	-7.2%

Total Division	236,488	199,441	18.6%	96,188	81,106	18.6%	140,300	118,335	18.6%

OFFICE PORTFOLIO

Same-Property (2)	64,652	62,534	3.4%	20,460	18,816	8.7%	44,192	43,718	1.1%
Non Same-Property	67,007	26,741	150.6%	25,752	9,415	173.5%	41,255	17,326	138.1%

Total Division	131,659	89,275	47.5%	46,212	28,231	63.7%	85,447	61,044	40.0%

RETAIL PORTFOLIO

Same-Property (2)	57,567	54,272	6.1%	16,210	15,594	4.0%	41,357	38,678	6.9%
Non Same-Property	23,745	68,059	-65.1%	6,837	21,547	-68.3%	16,908	46,512	-63.6%

Total Division	81,312	122,331	-33.5%	23,047	37,141	-37.9%	58,265	85,190	-31.6%

TOTAL PORTFOLIO

Same-Property (2)	308,353	296,124	4.1%	108,964	106,150	2.7%	199,389	189,974	5.0%
Cornerstone Properties (3)		(31,870)			(14,104)			(17,766)
Non Same-Property	141,106	146,793	-3.9%	56,483	54,432	3.8%	84,623	92,361	-8.4%

Total	$449,459	$411,047	9.3%	$165,447	$146,478	13.0%	$284,012	$264,569	7.3%

Notes on following page.

3Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Segment Data
($ in 000s, except per share data)
Notes:
(1) The 2005 year-to-date same-property data includes Cornerstone properties that were not owned by the Company during Q105.
(2) The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.
(3) In the 2005 year-to-date calculation, Cornerstone 1Q05 same-property results are deducted to arrive at 1Q05 Total Portfolio results due to the fact that the Cornerstone merger was not completed until April 1, 2005.
For the GAAP reconciliation of revenues, expenses and NOI, see page 38.
Revenue is defined as total property revenues, including our prorata share of unconsolidated partnerships and joint ventures. The Company believes Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Revenue is an integral component in calculating Divisional NOI.
Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures. The Company believes Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Expense is an integral component in calculating Divisional NOI.
Net Operating Income (NOI) is defined as total property revenues, including our prorata share of unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees). The Company believes NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate NOI on a basis different than the Company. In addition, NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

3Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

3Q06 DIVISIONAL NOI	YTD ‘06 DIVISIONAL NOI

3Q06 MULTIFAMILY DIVISIONAL NOI

3Q06 OFFICE DIVISIONAL NOI

3Q06 RETAIL DIVISIONAL NOI	3Q06 TOTAL DIVISIONAL NOI

3Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
CURRENT DEVELOPMENT PIPELINE: DETAIL
Significant Projects Under Construction

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.		Thru	YTD	Rem.
	Location	Total	Deliv’d	Leased	Date	Date	Date	Total	2005	2006	2006	After
In Construction in Progress
Multifamily
CG at Round Rock	Austin, TX	422	350	270	2Q05	4Q06	4Q07	$34.5	$20.3	$13.4	$0.8	$—
CG at Double Creek	Austin, TX	300			4Q06	1Q08	4Q08	31.8	3.9	0.8	3.4	23.7
CG at Ayrsley	Charlotte, NC	368			3Q06	1Q08	4Q08	34.9	0.2	5.2	4.4	25.1
CG at Traditions *	Gulf Shores, AL	320			4Q06	1Q08	4Q08	32.9	2.6	0.7	3.8	25.8
CG at Huntersville	Charlotte, NC	250			3Q06	4Q07	3Q08	26.1	—	4.1	2.9	19.1
CG at Shelby Farms II	Memphis, TN	154			4Q06	4Q07	2Q08	13.4	—	1.2	0.9	11.3
CG at Randal Park *	Orlando, FL	600			1Q08	1Q10	4Q10	75.9	—	7.3	0.1	68.5

Office
Northrop Grumman Build to Suit	Huntsville, AL	110		110	4Q05	1Q07	1Q07	17.3	1.5	8.4	3.7	3.7
Colonial Center TownPark 300 *	Orlando, FL	150	150	142	4Q05	3Q06	1Q07	20.6	3.8	5.4	7.8	3.6
Colonial Center Brookwood Village *	Birmingham, AL	169		40	2Q06	2Q07	2Q08	40.3	—	9.8	6.0	24.5
Metropolitan Midtown *	Charlotte, NC	155			3Q06	2Q08	4Q09	35.2	—	3.1	6.2	25.9

Retail
Colonial Pinnacle Craft Farms *	Gulf Shores, AL	260	53	62	4Q04	4Q07	2Q08	50.0	14.3	14.3	3.4	18.0
Colonial Pinnacle Tutwiler Farm	Birmingham, AL	250	250	245	4Q04	4Q06	4Q06	31.3	17.5	12.3	1.5	—
Colonial Pinnacle Tutwiler Farm II	Birmingham, AL	85			4Q06	3Q07	3Q07	13.7	—	—	8.5	5.2
Colonial Promenade Fultondale	Birmingham, AL	257		26	2Q06	4Q07	4Q07	29.2	2.0	2.7	3.5	21.0
Colonial Promenade Alabaster II	Birmingham, AL	130		69	1Q06	3Q07	3Q07	21.2	0.4	5.8	3.1	11.9
Metropolitan Midtown *	Charlotte, NC	189			3Q06	2Q08	4Q09	52.8		4.6	9.2	39.0

For Sale Projects
The Renwick	Charlotte, NC	85			1Q06	4Q07		24.3	4.1	4.0	4.2	12.0
Colonial Traditions at Gulf Shores (lots) *	Gulf Shores, AL	371			3Q06	3Q08		20.0	9.4	2.0	2.4	6.2
Southgate on Fairview	Charlotte, NC	47			2Q06	4Q07		16.5	2.0	0.6	2.7	11.2
Regatta at James Island	Charleston, SC	212	75		3Q05	4Q06		25.0	5.1	15.6	4.3	—
Cypress Village	Gulf Shores, AL	88			1Q06	2Q07		60.3	—	35.4	12.0	12.9
Grander	Gulf Shores, AL	30			1Q06	1Q07		16.6		9.9	3.0	3.7
Spanish Oaks (lots)	Mobile, AL	200			1Q06	3Q07		9.8	—	6.5	0.5	2.8
Metropolitan Midtown *	Charlotte, NC	98			3Q06	3Q08		41.2	—	3.1	6.6	31.5

Total Consolidated Projects, in CIP								$774.8	$87.1	$176.2	$104.9	$406.6

Unconsolidated Projects
Regents Park For-Sale (1)	Atlanta, GA	23			1Q06	4Q07		15.0	4.3	2.2	2.3	6.2
CG at Canyon Creek (2)	Austin, TX	336	10		3Q05	1Q07	4Q07	8.6	—	6.3	0.8	1.5

Total Significant Projects, in CIP								$798.4	$91.4	$184.7	$108.0	$414.3

Typical Development Yield Ranges:
Multifamily: 7.5-9.0%
Office: 9.5-11.0%
Retail: 9.5-12.0%
Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP								263.3
Misc (Infrastructure and Misc Construction)								35.0	* Predevelopment and other.
Land Inventory								77.3	* Raw and improved land.
Less assets transferred to operating assets								(9.2)

Total Construction In Progress								366.4

*	These projects are part of a mixed-use development.

Notes:

(1)	Development costs represent 40% of total development costs, as the Company is a 40% partner in this project.

(2)	Development costs represent 25% of total development costs, as the Company is a 25% partner in this project.

3Q06	- 10 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Remarks
			(SF-000s)	($ mm)	(1)	(2)
2006
Multifamily
CG at Huntcliff Village	Atlanta, GA	Feb-06	358	$7.7	$7.8	5.7%	20% ownership interest
CV at Matthews Village	Charlotte, NC	Mar-06	270	4.5	4.5	6.7%	25% ownership interest
CV at Shoal Creek	Dallas, TX	Jun-06	408	33.9	34.7	6.4%
CV at Willow Creek	Dallas, TX	Jun-06	478	39.3	40.6	6.2%
CG at McDaniel Farm	Atlanta, GA	Jun-06	424	41.0	41.8	6.1%
CV at Chancellor Park	Charlotte, NC	Jun-06	340	27.8	28.5	6.3%
CG at Scottsdale	Phoenix, AZ	Jul-06	180	29.6	30.0	5.8%
CG at Shiloh	Atlanta, GA	Aug-06	498	50.4	51.1	6.2%
CG at Pleasant Hill	Atlanta, GA	Sep-06	502	45.4	46.4	6.2%
CV at Oakbend	Dallas, TX	Sep-06	426	32.0	32.8	6.6%
Belterra	Forth Worth, TX	Sep-06	288	2.7	2.7	5.9%	10% ownership interest

Total				$314.3	$320.9

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($ mm)	(3)
2006
Multifamily
CV at Caledon Wood	Greenville, SC	Jan-06	350	$22.9	6.5%	(4	)(5)
The Timbers	Raleigh, NC	Jan-06	176	7.6	6.5%	(4	)(5)
CV at Remington Place	Raleigh, NC	Jan-06	136	7.9	6.5%	(4	)(5)
Summerwalk	Charlotte, NC	Jan-06	160	8.2	6.5%	(4	)(5)
CV at Paces Glen	Charlotte, NC	Jan-06	172	6.0	6.5%	(4	)(5)
CV at Stone Brook	Atlanta, GA	Jan-06	188	9.4	6.5%	(4	)(5)
CG at Whitemarsh	Savannah, GA	Jan-06	352	38.7	6.5%	(4	)(5)
The Meadows	Asheville, NC	Mar-06	392	28.4	6.5%	(4	)(5)
CV at Estrada	Dallas, TX	Mar-06	248	9.6	6.5%	(4	)(5)
Copper Crossing	Ft. Worth, TX	Mar-06	400	14.2	6.5%	(4	)(5)
The Trestles	Raleigh, NC	Mar-06	280	11.6	6.5%	(4	)(5)
CMS joint ventures (4 properties)	(7)	Mar-06	762	5.7	7.1%			15% Ownership interest
Arbor Trace	Norfolk, VA	Apr-06	148	14.8	6.5%	(4	)(5)
Rancho Viejo	Phoenix, AZ	May-06	266	3.5	4.6%			20% Ownership interest
CV at Haverhill	San Antonio, TX	Oct-06	322	25.8	5.8%

Office
DRA/Colonial Office JV (3 properties)	(9)	Apr/Jun-06	535	11.2	7.8%	(9)		15% Ownership interest
Colonial Center Mansell Overlook	Atlanta, GA	Jun-06	877	140.6	7.1%	(8)
DRA/Colonial Office JV (2 properties)	(10)	Jul/Sep-06	1,364	23.6	6.3%	(10)		15% Ownership interest
Colonial Bank Centre	Miami, FL	Sep-06	236	62.4	5.2%

Retail
CP Boulevard Square	Pembroke Pines, FL	Mar-06	220.7	39.9	7.6%	(6)
CP Deerfield	Deerfield Beach, FL	Mar-06	378.7	46.8	7.6%	(6)
CS College Parkway	Fort Myers, FL	Mar-06	78.9	14.0	7.6%	(6)
CS Pines Plaza	Pembroke Pines, FL	Mar-06	68.2	13.9	7.6%	(6)

	Total			$566.7

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties were part of a larger and ongoing transaction that was announced in April 2005.

(5)	The cap rate presented is a blended cap rate for the total transaction comprised of 32 properties. The six properties sold in January of 2006 had a weighted average cap rate of 6.2% and the four properties sold in March of 2006 had a weighted average cap rate of 6.9%.

(6)	These dispositions are part of a single transaction. The Company retained a 10% interest in these properties.

(7)	The CMS properties include CG at Barrington, Macon GA; CV at Hillwood, Montgomery, AL; CG at Inverness Lakes, Mobile, AL; and CV at Stockbridge, Atlanta, GA.

(8)	This disposition consisted of 4 mid-rise buildings, 5 low-rise buildings, 2 retail strip centers, and land available for development. The Company retained a 15% interest in the mid-rise buildings, retail strip centers, and development land.

(9)	The DRA/Colonial Office JV properties include 6600 Campus Circle, Dallas, TX; Paragon Place, Richmond, VA; and Gwinnett Center, Atlanta, GA. The weighted average cap rate for these sales was 7.8%.

(10)	The DRA/Colonial Office JV properties include Vanguard Center, Charlotte, NC and Tallahassee Center, Tallahassee, FL. The weighted average cap rate for these sales was 6.3%.

3Q06	- 11 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Taxable REIT Subsidiary Activities
($ in MMs)

	(Dollars in thousands)
	3Q06	3Q05	YTD ’06	YTD ’05
Revenue
Construction revenues	$6,868	—	$26,793	$—
Management fees	2,989	1,071	8,353	3,412
Leasing fees	1,687	395	4,644	1,386
Development fees	158	339	1,408	837
Rental income	589	1,016	2,058	1,408
Other	560	297	1,648	951

	12,851	3,118	44,904	7,994

Expenses
Construction expenses	(6,653)	—	(25,680)	—
Operating expenses	(4,886)	(2,152)	(13,012)	(4,788)

	(11,539)	(2,152)	(38,692)	(4,788)

NOI	1,312	966	6,212	3,206

Gains on condominium sales, net of minority interest and income taxes (1)	4,192	3,062	12,234	3,062
Gains on land parcel sales, net of income taxes	197	451	1,358	1,137
Interest income	598	765	3,213	1,245
Interest expense	(2,601)	(1,147)	(6,487)	(1,522)
Depreciation and amortization	(569)	(105)	(876)	(300)
Other	231	(1,001)	(917)	(1,009)

	2,048	2,025	8,525	2,613

Net Income	$3,360	$2,991	$14,737	$5,819

CONDOMINIUM SALES
For the three months ended September 30, 2006, continuing operations and discontinued operations include gains on condominium sales (before minority interest and income taxes) of $0.8 million and $3.4 million, respectively. For the nine months ended September 30, 2006, continuing operations and discontinued operations include gains on condominium sales (before minority interest and income taxes) of $1.8 million and $10.4 million, respectively. Gains on condominium sales (before minority interest and income taxes) are in continuing operations for the three and nine months ended September 30, 2005. A summary of revenues and costs of condominium activities for the three and nine months ended September 30, 2006 and 2005 was as follows:

	3Q06	3Q05	YTD ’06	YTD ’05
Condominium revenues, net	$26,475	$41,280	$101,369	$41,280
Condominium costs	(20,356)	(33,925)	(79,456)	(33,925)

Gains on condominium sales, before minority interest and income taxes	6,119	7,355	21,913	7,355
Minority interest	413	(2,878)	(2,225)	(2,878)
Provision for income taxes	(2,340)	(1,415)	(7,454)	(1,415)

Gains on condominium sales, net of minority interest and income taxes (1)	$4,192	$3,062	$12,234	$3,062

($ in 000s)	3Q06	3Q05	YTD ’06	YE ’05
Condominium Projects Status
Units Closed in prior periods	695	—	328	—
Units Closed in current period	157	161	524	161
Contracted (2)	131	108	131	108
Available Units	679	390	679	390

Total Units	1,662	659	1,662	659

Gross Sales Price (3)	$26,475	$41,280	$101,369	$41,280
Average per unit	$169	$256	$193	$256

FFO from Gain on Sale (1)(4)	$4,192	$3,062	$12,234	$3,062

Notes:

(1)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(2)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(3)	Gross sales price represents gross amounts before reduction for minority interests.

(4)	FFO from gains has been reduced by the impact of taxes and minority interest allocations.

3Q06	- 12 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Taxable REIT Subsidiary Activities
($ in MMs)
Condominium Conversions

					Units Closed /
					Under Contract
Project	Location	Units	Average Price	Projected Sell Out	(1)

Mira Vista at James Island	Charleston, SC	230	$201,000	Sold Out	230 / 0
Portofino at Jensen Beach	Jensen Beach, FL	384	220,000	4Q 2007	254 / 2
Murano at Delray Beach	Delray Beach, FL	275	269,000	4Q 2007	167 / 5
Azur at Metrowest	Orlando, FL	311	173,000	4Q 2007	150 / 36
Capri at Hunter’s Creek	Orlando, FL	250	208,000	1Q 2008	30 / 27
Residential For-Sale Development

					Units Closed /
					Under Contract
Project	Location	Units	Average Price	Projected Sell Out	(1)

Regatta at James Island	Charleston, SC	212	$181,000	4Q 2007	23 / 63
Grander	Gulf Shores, AL	30	700,000	Sold Out	0 / 30
Cypress Villiage	Gulf Shores, AL	88	450,000	2Q 2007	0 / 80
Spanish Oaks (lots)	Mobile, AL	200	55,000	3Q 2007	0 / 42
Southgate on Fairview	Charlotte, NC	47	350,000	4Q 2007	0 / 5
The Renwick	Charlotte, NC	85	325,000	2Q 2008	0 / 0
Colonial Traditions at Gulf Shores (lots)	Gulf Shores, AL	371	68,000	4Q 2008	N/A
Regents Park	Atlanta, GA	23	2,000,000	4Q 2008	0 / 9
Metropolitan Midtown	Charlotte, NC	98	500,000	2Q 2008	0 / 53

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.
The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount or pace of future condominium and for-sale residential sales and closings.

3Q06	- 13 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)
UNCONSOLIDATED PARTNERSHIPS SUMMARY

				Units /		CLP
Property	Location		Property Type	SF-000s		% Own	Sec’d Debt	Equity Invest
CMS Joint Venture I
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392		15%	$2,955	$499

CMS Joint Venture II - 2 Properties
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186		5%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226		15%

				412			1,791	259

CMS Joint Venture III - 2 Properties
Colonial Grand at Bayshore	Bradenton	FL	Multifamily	376		25%
Colonial Village at Palma Sola	Bradenton	FL	Multifamily	340		25%

				716			8,649	2,441

CMS Joint Venture IV - 2 Properties
Colonial Village at Hendersonville	Nashville	TN	Multifamily	364		25%
Colonial Grand at Brentwood	Nashville	TN	Multifamily	254		25%

				618			7,261	2,271

DRA
Colony Woods	Birmingham	AL	Multifamily	414		10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400		10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276		10%

				1,090			4,174	2,328

DRA
The Grove at Riverchase	Birmingham	AL	Multifamily	345		20%	3,850	1,564
Cunningham	Austin	TX	Multifamily	280		20%	2,800	1,052

				625			6,650	2,616

DRA — Southwest
Arabian Trails	Scottsdale	AZ	Multifamily	384		20%
Casa Lindas	Tucson	AZ	Multifamily	144		24%
Colonia del Rio	Tucson	AZ	Multifamily	176		24%
Desert Lakes	Las Vegas	NV	Multifamily	184		24%
Fairway Crossing	Phoenix	AZ	Multifamily	310		24%
Hacienda del Rio	Tucson	AZ	Multifamily	248		24%
La Entrada	Scottsdale	AZ	Multifamily	130		20%
Pinnacle Estates	Albuquerque	NM	Multifamily	294		24%
Pinnacle Flamingo West	Las Vegas	NV	Multifamily	324		24%
Pinnacle Heights	Tucson	AZ	Multifamily	310		24%
Pinnacle High Desert	Albuquerque	NM	Multifamily	430		24%
Pinnacle High Resort	Rio Rancho	NM	Multifamily	301		24%
Posada del Este	Phoenix	AZ	Multifamily	148		24%
Springhill	Tucson	AZ	Multifamily	224		24%
Talavera	Las Vegas	NV	Multifamily	350		24%

				3,957			52,532	16,264

Other
CG at Research Park	Durham	NC	Multifamily	370		20%	4,741	1,268
CG at Huntcliff Village	Atlanta	GA	Multifamily	358		20%	5,200	2,402
CG at Canyon Creek (Development)	Austin	TX	Multifamily	336		25%	4,270	1,382
Regents Park (Development)	Atlanta	GA	Multifamily	23		40%	2,706	6,173
CV at Matthews Village	Charlotte	NC	Multifamily	270		25%	3,675	1,043
Merritt at Godley Station	Pooler	GA	Multifamily	220		35%	6,753	3,084
Belterra	Fort Worth	TX	Multifamily	288		10%	2,000	991
Arbors at Windsor Lake	Columbia	SC	Multifamily	228		10%	893	657
Stone Ridge	Columbia	SC	Multifamily	191		10%	500	529
Heritage at Deerwood	Jacksonville	FL	Multifamily	210	(3)	47%	8,029	4,548

				2,494			38,766	22,077

Total Multifamily				10,304			$122,778	$48,755

3Q06	- 14 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)
UNCONSOLIDATED PARTNERSHIPS SUMMARY — CONTINUED

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest
South Florida
Colonial Promenade Boulevard Square	Pembroke Pines	FL	Retail	221	10%
Colonial Shoppes Pines Plaza	Pembroke Pines	FL	Retail	68	10%
Colonial Shoppes College Parkway	Fort Myers	FL	Retail	79	10%
Colonial Promenade Deerfield	Deerfield Beach	FL	Retail	379	10%

				747		7,708	5,036

GPT
Colonial Mall Bel Air	Mobile	AL	Retail	1,334	10%
Colonial Mall Glynn Place	Greenville	NC	Retail	508	10%
Colonial Mall Greenville	Brunswick	GA	Retail	450	10%
Colonial Mall Myrtle Beach	Valdosta	GA	Retail	474	10%
Colonial Mall Valdosta	Mrytle Beach	SC	Retail	435	10%
Colonial University Village	Auburn	AL	Retail	527	10%

				3,728		32,334	(3,032	) (1)

Other
Parkway City Mall	Huntsville	AL	Retail	636	45%	26,415	11,315
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%		2,316
Colonial Promenade Hoover	Birmingham	AL	Retail	165	10%	1,696	62
Pinnacle at Turkey Creek	Knoxville	TN	Retail	418	50%	32,500	7,176

				1,329		60,611	20,869

Total Retail				5,057		100,653	22,873

Land Title Building	Birmingham	AL	Office	32	33%	421	28
Colonial Center Mansell JV	Atlanta	GA	Office	688	15%	13,904	2,924
DRA/Colonial Office JV (2)			Office	11,192	15%	178,293	40,897

Total Office				11,912		192,618	43,849

Other Unconsolidated Investments						—	14

Total Investments in Unconsolidated Subsidiaries						$416,048	$115,491

(1)	Amount includes the value of Colonial’s investment in the Joint Venture of approximately $8.0 million, offset by the excess basis difference on the transaction of approximately $10.3 million, which will be amortized over the weighted average life of the investment.

(2)	Colonial acquired an interest in approximately 26 properties located in Ft. Lauderdale, Jacksonville, Orlando, St. Petersburg and Tallahassee, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee; and Dallas and Houston, Texas. To date, the Joint Venture has sold five properties.

(3)	This property is a condominium conversion property. As of September 30, 2006, 62 units have been sold and 17 units were under contract.

3Q06	- 15 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Consolidated
3-Party Mgt & Leasing Fee Revenue
Multifamily Division	$979	$994	$840	$879	$3,692	$1,804	$1,147	$1,222		$4,173
Office Division	2,060	1,862	1,897	3,135	8,954	1,841	2,226	1,523		5,590
Retail Division	241	1,095	635	985	2,956	1,472	1,633	2,111		5,216

Totals	3,280	3,951	3,372	4,999	15,602	5,117	5,006	4,856		14,979

Straight Line Rents
Multifamily Division	68	694	607	248	1,617	(130)	(145)	(42)		(317)
Office Division	1,317	1,451	1,517	1,826	6,111	1,809	1,508	1,104		4,421
Retail Division	398	301	464	521	1,684	360	288	(5)		643

Totals	1,783	2,446	2,588	2,595	9,412	2,039	1,651	1,057		4,747

Percentage Rents	904	485	689	2,230	4,308	414	322	460		1,196
Lease Terminations	67	1,029	754	352	2,202	30	1,051	372		1,453
Interest Expense	24,878	36,022	35,443	36,150	132,493	32,407	31,341	31,937		95,685
Interest Income	215	780	1,695	1,774	4,464	1,539	2,412	1,932		5,883
Capitalized Interest	1,652	2,131	3,315	2,448	9,546	2,894	3,796	4,714		11,404
Debt — Principal Amortization	1,435	1,948	2,125	2,183	7,691	1,644	1,467	1,456		4,567
Preferred Dividend Payments	5,508	8,044	8,044	8,044	29,640	7,911	7,518	6,363		21,792
Preferred Share Issuance Costs	—	—	—	—	—	159	1,924	45		2,128
Amort of Deferred Finan’g Costs	1,141	1,380	1,576	1,462	5,559	1,529	1,422	1,430		4,381
Amort of Stock Compensation	259	517	614	479	1,869	509	1,220	1,390		3,119

Unconsolidated *(1)
Straight Line Rents	47	10	36	932	1,025	1,073	979	622		2,674
Interest Expense	1,587	1,596	1,719	5,299	10,201	5,631	5,965	6,318		17,914
Debt — Principal Reductions	222	160	122	141	645	180	154	129		463
Amort of Deferred Finan’g Costs	10	12	28	176	226	237	249	144		630

Notes:

(1)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Acquisition of Properties
Multifamily	—	—	70,940	111,200	182,140	5,355	141,920	160,020		307,295
Office	59,873	155,530	141,868	—	357,271	8,300	—	—		8,300
Retail	60,300	—	—	—	60,300	—	—	—		—
For Sale / Projects	—	61,500	61,436	—	122,936	—	—	—		—

Acquisitions	120,173	217,030	274,244	111,200	722,647	13,655	141,920	160,020		315,595
Other Assets & Debt Assumed	(830)	(1,162)	(3,498)	(141)	(5,631)	—	—	—		—
Less: Unconsolidated Assets	—	—	(62,668)	—	(62,668)	(5,355)	—	(2,700)		(8,055)

Acq, net — Consolidated Assets	119,343	215,868	208,078	111,059	654,348	8,300	141,920	157,320		307,540

					.

Development Expenditures
Multifamily	14,160	17,663	18,141	27,861	77,825	20,488	28,455	15,290		64,233
Office	1,577	2,673	7,725	11,149	23,124	4,849	6,259	16,121		27,229
Retail	13,983	24,383	34,064	12,484	84,914	9,661	40,272	18,049		67,982
Other (mixed-use, infrastruct)	5,160	662	21,489	15,660	42,971	37,071	44,800	31,017		112,888

Total, incl subs	34,880	45,381	81,419	67,154	228,834	72,069	119,786	80,477		272,332
Less: Infrastructure Reimbursement from City/Cty	—	(675)	(838)	—	(1,513)	—	(238)	(327)		(565)
Less: Unconsolidated / Other (1)	(4,009)	(3,755)	(7,451)	(5,561)	(20,776)	(6,770)	(10,161)	(3,321)		(20,252)

Development, Consol. Assets	30,871	40,951	73,130	61,593	206,545	65,299	109,387	76,829		251,515

(1) Includes items reclassified to other cash flow investing activities.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	151,819	122,910	—	112,987	387,716	166,858	18,247	—		185,105
Office	7,891	—	—	—	7,891	—	151,797	86,008		237,805
Retail	58,847	33,500	167,153	325,800	585,300	114,574	—	—		114,574
For Sale / Projects	—	—	41,280	38,042	79,322	29,604	45,290	26,475		101,369
Land and other	4,425	4,847	6,839	9,337	25,448	—	9,962	3,442		13,404

Total, incl subs	222,982	161,257	215,272	486,166	1,085,677	311,036	225,296	115,925		652,257
Selling Costs	(1,524)	(3,554)	(1,575)	(3,391)	(10,044)	(4,633)	(5,787)	(4,204)		(14,624)
Outparcels/Land	(112)	93	(3,060)	(3,919)	(6,998)	—	(9,962)	(3,442)		(13,404)
Less: Unconsolidated — net	(14,940)	—	—	—	(14,940)	(1,869)	(11,233)	(23,626)		(36,728)

Sales, Net — Consolidated Assets	206,406	157,796	210,637	478,856	1,053,695	304,534	198,314	84,653		587,501

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

3Q06	- 16 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$257,130	10%	5.8%	1.5	$257,130	9%	5.8%	1.5
Unsecured Other	1,724,661	68%	5.9%	6.4	1,724,661	58%	5.9%	6.4
Secured	563,306	22%	6.8%	5.9	979,354	33%	6.5%	5.5

Total Debt	$2,545,097	100%	6.1%	5.8	$2,961,145	100%	6.1%	5.7

Fixed/Floating
Fixed Rate Debt	$2,280,476	90%	6.2%	5.8	$2,556,387	86%	6.1%	5.9
Floating Rate Debt — Capped	10,114	0%	6.0%	3.8	67,836	2%	7.0%	1.4
Floating Rate Debt	254,506	10%	5.8%	6.1	336,922	11%	6.1%	5.1

Total Debt	$2,545,097	100%	6.1%	5.8	$2,961,145	100%	6.1%	5.7

Tax-Exempt Debt	$45,075	2%	4.3%	17.7	$45,975	2%	4.3%	18.0
PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)
Amortization Schedule excludes the Revolving Line of Credit - due Mar-08

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2006	7.46%
2007	7.15%
2008	6.41%
2009	7.37%
2010	5.43%
2011	6.27%
2012	6.82%
2013	6.06%
Thereafter	5.90%

Total	6.13%

LINE OF CREDIT

	12/31/05	06/30/06	09/30/06	Interest Rate	Due
Floating	$110,228	$73,531	$17,130	6.13%	03/22/08
Competitive Bid Option — Floating	—	150,000	$140,000	5.78%	03/22/08
Term loan	100,000	100,000	$100,000	5.47%	03/22/08

Total Outstanding on LOC	$210,228	$323,531	$257,130	5.68%

Notes:
•  The $600MM LOC has a $250MM Competitive Bid Option.
•  22 Banks participate in the LOC, co-led by Wachovia and Bank of America.
•  The Facility is priced based on the Company’s Senior Unsecured Debt Rating.
•  At BBB-/Baa3: the interest rate is LIBOR + 80 bps, and the facility fee is 20 bps.
•  In addition to the $600MM LOC, Wachovia has provided a $40MM Cash Management Line.
•  3-Year facility through March 2008; with one 1-year extension

3Q06	- 17 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)
PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Peter Siciliano	212-908-0646	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+
COVERAGE RATIOS

	3Q05	YTD’05	3Q06	YTD’06
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	0.6	0.7	0.9	0.9
Earnings to Fixed Charges &
Preferred Share Distributions *(1)	0.5	0.6	0.8	0.8

Supplemental Coverage Ratios
Interest Coverage *(2)	2.6	2.5	2.4	2.6
Fixed Charge Coverage *(3)	2.0	2.0	2.0	2.1
Fixed Charge w/ Cap Int*(4)	1.9	1.9	1.8	1.9
See page 40 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges for the three and nine months ended September 30, 2006 and 2005, is primarily due to the classification of operations for assets held for sale and sold as discontinued operations.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL DEBT COVENANTS

	As of
	September 30, 2006
Consolidated Debt to Total Assets cannot exceed 60%	55.9%
Secured Debt to Total Assets cannot exceed 40%	18.1%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	176.2%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.3	x
TOTAL MARKET CAPITALIZATION

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Consolidated Debt	$1,930,958	$2,848,313	$2,825,046	$2,494,350	$2,299,927	$2,429,424	$2,545,097
Unconsolidated Debt	106,871	113,866	334,072	384,347	399,366	396,695	416,048

Total Debt	2,037,829	2,962,179	3,159,118	2,878,697	2,699,293	2,826,119	2,961,145
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000	50,000	—	—
8.125% Series D	125,000	125,000	125,000	125,000	125,000	125,000	125,000
7.62% Series E	—	133,159	133,159	133,159	105,503	104,761	104,761

Total Preferred Stock	275,000	408,159	408,159	408,159	380,503	329,761	329,761
Series B was repriced in 1Q04 from 8.875%
Market Equity (Shares & Units)	1,471,218	2,223,320	2,463,302	2,339,503	2,807,330	2,790,823	2,706,524

Total Market Capitalization	3,784,047	5,593,658	6,030,579	5,626,359	5,887,126	5,946,703	5,997,430

Debt / Total Market Cap’n	54%	53%	52%	51%	46%	48%	49%
TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR
TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

3Q06	- 18 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred
COMMON SHARES
CUSIP: 195872-10-6

	NYSE	Year-to-Date Ending
	Symbol	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	09/30/06
Common Shares	CLP	$31.15	$33.94	$39.60	$39.27	$41.98	$47.81
Annual Growth		19.5%	9.0%	16.7%	-0.8%	6.9%	13.9%

Dividend per Share		$2.52	$2.64	$2.66	$2.68	$2.70	$2.72
Annual Growth		5.0%	4.8%	0.8%	0.8%	0.7%	0.7%

Yield on End of Period Price		8.1%	7.8%	6.7%	6.8%	6.4%	5.7%

Total Annual Return		29.2%	17.4%	24.5%	5.9%	13.8%	20.4%

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)
Privately Placed Perpetual Preferred Issue — Not Traded
Repriced & Extended in February 2004 — (old rate of 8.875%, Redeemable 2/23/04)

Issue Date	02/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $Issue	$100 MM
Redeemable	08/24/2009	Dividend $/Share	$3.6250
- Redeem Price	$50.00	Yield on Face Value	7.250%

PREFERRED SHARES 9.25% SERIES C — REDEEMED		CUSIP: 195872-30-4

Issue Date	06/19/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $Issued	$50 MM
Redeemable	06/19/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%
Redeemed	06/30/2006

	DEP SHARES CUSIP: 195872-40-3
PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)		PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	04/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $Issued	$125 MM
Redeemable	04/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

PREFERRED SHARES 7.62% SERIES E (DEPOSITARY SHARES)		DEP SHARES CUSIP: 195872-70-0 PFD SH REP’D BY DEP SHARES CUSIP: 195872-60-1

Issue Date	04/01/2005	# of Shares Issued	5,326,349
- Issue Price	$25.00	Total $Issued	$133.2 MM
Redeemable	Anytime	# of Shares Outstanding	4,190,414
- Redeem Price	$25.00	Total $Outstanding	$104.8 MM
		Dividend $/Share	$1.9050
		Yield on Face Value	7.620%

3Q06	- 19 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
MULTIFAMILY DIVISIONAL NOI (1)

($ in 000s)	1Q05 (4)	2Q05	3Q05	4Q05	FYE’05	1Q06	2Q06	3Q06	4Q06	YTD’06
Same-Property Portfolio (2)
Divisional Revenues	58,849	59,845	60,728	61,471	240,893	60,957	62,577	62,599		186,133
Divisional Expenses	24,424	23,130	24,289	23,658	95,501	23,804	23,864	24,626		72,294

Divisional NOI	34,425	36,715	36,439	37,813	145,392	37,153	38,713	37,973		113,839

Divisional NOI Margin	58.5%	61.4%	60.0%	61.5%	60.4%	60.9%	61.9%	60.7%		61.2%

NOI Growth (3)	0.0%	5.9%	6.2%	8.7%	5.2%	7.9%	5.4%	4.2%		5.8%
NOI Growth — Sequential	-1.6%	7.6%	-2.0%	4.7%		-1.8%	4.2%	-1.9%

Total Division Portfolio
Divisional Revenues	38,266	80,255	80,919	80,304	279,744	77,969	77,430	81,089		236,488
Divisional Expenses	15,216	32,370	33,519	31,666	112,771	31,263	30,816	34,109		96,188

Divisional NOI	23,050	47,885	47,400	48,638	166,973	46,706	46,614	46,980		140,300

Divisional NOI Margin	60.2%	59.7%	58.6%	60.6%	59.7%	59.9%	60.2%	57.9%		59.3%

NOI Growth	42.5%	170.2%	149.4%	117.3%	121.8%	102.6%	-2.7%	-0.9%		18.6%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(3)	The 2005 same-property growth reflects performance of the 2006 same-property portfolio, which does not include any unconsolidated assets.

(4)	The 2005 same-property data includes Cornerstone properties that were not owned by the Company during Q105.
SUMMARY BY MARKET (1)

	Total Multifamily Division			Same-Property
						Increase/(Decrease) from Prior Year Period
	# of	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
	Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta, GA	4,065	11.2%	11.0%	2,237	8.1%	3.6%	11.6%	-1.0%	3.2%	4.6%	2.3%
Austin, TX	1,966	5.4%	3.7%	994	3.6%	5.6%	4.7%	6.7%	5.8%	1.8%	10.1%
Birmingham, AL	3,081	8.5%	9.1%	2,810	10.2%	1.9%	-19.2%	18.5%	2.3%	-11.4%	12.4%
Charleston, SC	1,314	3.6%	3.9%	1,314	4.8%	5.3%	0.9%	8.1%	4.0%	5.3%	3.2%
Charlotte, NC	3,937	10.8%	9.6%	2,975	10.8%	4.5%	0.3%	7.8%	4.3%	1.3%	6.5%
Dallas, TX	2,710	7.4%	5.1%	2,284	8.3%	0.5%	-3.3%	4.3%	1.6%	-2.1%	5.2%
Fort Worth, TX	2,599	7.1%	5.5%	1,248	4.5%	0.8%	1.6%	0.0%	1.1%	-0.8%	3.1%
Huntsville, AL	1,572	4.3%	4.5%	1,572	5.7%	4.8%	3.0%	5.8%	5.2%	3.9%	5.9%
Orlando, FL	2,252	6.2%	9.7%	1,792	6.5%	9.3%	7.8%	10.0%	11.3%	8.1%	12.9%
Raleigh, NC	2,492	6.8%	6.3%	2,208	8.0%	1.9%	3.9%	0.5%	1.3%	1.2%	1.4%
Richmond, VA	1,954	5.4%	5.8%	1,954	7.1%	-3.0%	4.5%	-7.1%	-0.2%	-2.2%	1.0%
Other	8,438	23.2%	25.9%	6,216	22.5%	2.9%	5.5%	1.5%	4.2%	2.5%	5.2%

Total	36,380	100.0%	100.0%	27,604	100.0%	3.1%	1.4%	4.2%	3.7%	0.6%	5.8%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

3Q06	- 20 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
OPERATIONAL STATISTICS

	1Q05	2Q05(3)	3Q05	4Q05	FYE’05	1Q06	2Q06	3Q06	4Q06	YTD’06
End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$808	$805	$807	$812		$819	$823	$825
change	1.6%	-2.8%	-3.7%	-3.1%		1.4%	2.2%	2.2%

End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.82	$0.82	$0.82	$0.83		$0.83	$0.84	$0.84
change	2.2%	10.8%	9.3%	9.3%		1.2%	2.4%	2.4%
Total Division *(2)	$0.78	$0.84	$0.85	$0.85		$0.85	$0.86	$0.89
change	4.8%	10.4%	11.8%	9.0%		9.6%	2.5%	4.7%
Tot Div-Consol Assets Only *(2)	$0.77	$0.83	$0.83	$0.84		$0.85	$0.85	$0.89
change	4.4%	8.7%	12.2%	7.7%		10.0%	2.9%	7.2%
See page 41 for a reconciliation of Scheduled Base Rent per Unit Per Month.
The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	2Q05 through 4Q05 include Cornerstone operational statistics. All previous periods reflect only Colonial operational statistics.

	1Q05	2Q05(3)	3Q05	4Q05	FYE’05	1Q06	2Q06	3Q06	4Q06	YTD’06
Apartment Homes

Units — Consolidated Assets	15,240	34,051	34,529	34,272	29,523	30,877	31,786	33,309		31,991

Unconsolidated Assets (at %)	1,597	1,783	1,924	1,891	1,799	1,977	1,937	1,966		1,960
Unconsol. — Cost Method (at %)	—	—	—	—	—	—	—	—		—

Units in Lease-Up	428	1,448	1,651	659	1,047	1,470	512	678		887
1st Yr Acquisition Units — Consolidated	2,947	23,770	23,877	21,245	17,960	1,925	3,235	3,987		3,049

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	$1,914	$2,238	$1,863	$2,648	$8,663	$1,819	$5,948	$5,602		$13,369
Revenue-Enhancing	4	16	53	5	78	115	128	1,047		1,290
Admin — Division	118	343	181	—	642	348	135	146		629

Total w/o Acquisition-Related	2,036	2,597	2,097	2,653	9,383	2,282	6,211	6,795		15,288
Acquisition-Related (2)(4)	323	3,382	8,072	11,808	23,585	70	18	215		303

Total	2,359	5,979	10,169	14,461	32,968	2,352	6,229	7,010		15,591
Less: Unconsolidated Assets	(292)	(515)	(358)	(408)	(1,573)	(250)	(311)	(390)		(951)

Total — Consolidated Assets	$2,067	$5,464	$9,811	$14,053	$31,395	$2,102	$5,918	$6,620		$14,640

Capital Expenditures per Unit (3)
Regular Maintenance	$142	$211	$171	$186	$703	$62	$198	$179		$445
Revenue-Enhancing	—	2	5	0	6	4	4	33		43

Total w/o Acquisition-Related	142	212	175	186	710	66	203	213		488

Total — Consolidated Assets	$137	$197	$173	$182	$682	$61	$206	$213		$489

Notes:

(1)	See page 42 for a reconciliation to the consolidated cash flow information.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

(3)	Per unit data does not include units in lease-up, development properties or 1st year acquisition units.

(4)	All Cornerstone related capital expenditures are included in acquisition-related capital expenditures.

3Q06	- 21 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Multifamily

		%	Total
Property	Location	Own	Units	SF (000s)	3Q05	4Q05	1Q06	2Q06	3Q06
Occupancies Weighted for CLP % Owned
Consolidated	110		34,247	33,733.6	97.1%	95.3%	96.2%	95.9%	96.2%
Unconsolidated	33		9,641	9,625.1	97.3%	95.4%	96.1%	96.7%	95.2%

Subtotal — Current Portfolio	143		43,888	43,358.7	97.1%	95.4%	96.2%	95.9%	96.2%

Managed	10		2,237	2,336.2

Total Owned/Managed	153		46,125	45,694.9	97.1%	95.4%	96.2%	95.9%	96.2%

Sold	32		8,425	7,772.4	95.0%	90.2%	96.6%

Occy Incl. Sold Assets	185		54,550	53,467.3	96.7%	94.8%	96.2%	95.9%	96.2%

By Property Type (Consolidated & Unconsolidated Assets)
Colonial Grands	49		16,762	18,464.5	97.8%	96.0%	96.5%	96.1%	96.1%
Colonial Villages	48		13,462	12,485.9	96.7%	95.1%	96.4%	96.5%	96.5%
Other	46		13,664	12,408.4	96.6%	94.4%	95.4%	95.0%	95.7%

Total Division**	143		43,888	43,358.8	97.0%	95.4%	96.2%	95.9%	96.2%

Same-Property Occupancy
Same-Property Portfolio *	91		27,604	27,070.9	97.1%	95.4%	96.3%	96.1%	96.3%

Economic Occupancy
Same-Property Portfolio *	91		27,604	27,070.9	83.3%	82.3%	83.0%	82.8%	83.7%

Consolidated Assets	110		34,247	33,733.6
Unconsolidated Assets	33		9,641	9,625.1
Total Division	143		43,888	43,358.7	81.3%	82.2%	80.5%	80.1%	80.6%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

See page 44 for a complete listing of multifamily properties

3Q06	- 22 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	Units	Occy	#	Units	Occy	#	Units	Occy	#	Units	#	Units
Birmingham	AL	5	2,810	97.2%	6	2,053	94.3%	11	4,863	96.0%	1	200	12	5,063
Huntsville	AL	3	1,572	97.1%				3	1,572	97.1%			3	1,572
Mobile	AL	2	401	99.0%				2	401	99.0%			2	401
Montgomery	AL	1	384	94.3%				1	384	94.3%			1	384

ALABAMA		11	5,167	97.1%	6	2,053	94.3%	17	7,220	96.3%	1	200	18	7,420

Phoenix	AZ	1	180	93.3%	4	972	95.0%	5	1,152	94.7%	2	345	7	1,497
Tucson	AZ				5	1,102	96.3%	5	1,102	96.3%			5	1,102

ARIZONA		1	180	93.3%	9	2,074	95.7%	10	2,254	95.5%	2	345	12	2,599

Orlando	FL	6	2,252	96.8%				6	2,252	96.8%	1	328	7	2,580
Sarasota	FL	1	288	97.6%	2	716	97.5%	3	1,004	97.5%			3	1,004
Tampa	FL	1	318	98.7%				1	318	98.7%			1	318

FLORIDA		8	2,858	97.1%	2	716	97.5%	10	3,574	97.1%	1	328	11	3,902

Athens	GA	1	204	91.2%				1	204	91.2%			1	204
Atlanta	GA	13	3,993	95.6%	1	358	95.5%	14	4,351	95.6%	1	300	15	4,651
Savannah	GA	4	837	98.0%	1	312	98.7%	5	1,149	98.2%	2	380	7	1,529

GEORGIA		18	5,034	95.8%	2	670	97.0%	20	5,704	96.0%	3	680	23	6,384

Baton Rouge	LA										1	352	1	352

LOUISIANA											1	352	1	352

Jackson	MS	2	498	97.2%				2	498	97.2%			2	498

MISSISSIPPI		2	498	97.2%				2	498	97.2%			2	498

Albuquerque	NM				3	1,025	94.8%	3	1,025	94.8%			3	1,025

NEW MEXICO					3	1,025	94.8%	3	1,025	94.8%			3	1,025

Las Vegas	NV				3	858	97.1%	3	858	97.1%			3	858

NEVADA					3	858	97.1%	3	858	97.1%			3	858

Ashville	NC	1	166	100.0%				1	166	100.0%			1	166
Charlotte	NC	13	3,869	95.3%	1	270	98.1%	14	4,139	95.5%			14	4,139
Greensboro	NC	3	932	94.1%				3	932	94.1%			3	932
Raleigh	NC	9	2,418	95.3%	1	370	86.5%	10	2,788	94.1%			10	2,788
Wilmington	NC	1	390	98.5%				1	390	98.5%			1	390

NORTH CAROLINA		27	7,775	95.4%	2	640	91.4%	29	8,415	95.1%			29	8,415

Charleston	SC	5	1,314	97.8%				5	1,314	97.8%	1	226	6	1,540
Columbia	SC				2	419	90.0%	2	419	90.0%			2	419
Myrtle Beach	SC	1	288	96.5%				1	288	96.5%			1	288

SOUTH CAROLINA		6	1,602	97.6%	2	419	90.0%	8	2,021	96.0%	1	226	9	2,247

Memphis	TN	1	296	95.6%				1	296	95.6%			1	296
Nashville	TN	1	349	93.7%	2	618	94.2%	3	967	94.0%	1	106	4	1,073

TENNESSEE		2	645	94.6%	2	618	94.2%	4	1,263	94.4%	1	106	5	1,369

Austin	TX	4	1,232	96.4%	1	280	98.9%	5	1,512	96.9%			5	1,512
Dallas	TX	9	2,710	97.3%				9	2,710	97.3%			9	2,710
Fort Worth	TX	8	2,570	96.7%	1	288	82.3%	9	2,858	95.2%			9	2,858
San Antonio	TX	1	322	96.9%				1	322	96.9%			1	322

TEXAS		22	6,834	96.9%	2	568	90.5%	24	7,402	96.4%			24	7,402

Charlottesville	VA	1	425	93.6%				1	425	93.6%			1	425
Norfolk	VA	3	763	95.5%				3	763	95.5%			3	763
Richmond	VA	7	1,954	94.7%				7	1,954	94.7%			7	1,954

VIRGINIA		11	3,142	94.8%				11	3,142	94.8%			11	3,142

TOTAL		108	33,735	96.2%	33	9,641	94.7%	141	43,376	95.9%	10	2,237	151	45,613

Notes:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.
Does not include properties in lease-up or development.

3Q06	- 23 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
NET OPERATING INCOME (1)

($ in 000s)	1Q05	2Q05	3Q05	4Q05	FYE’05	1Q06	2Q06	3Q06	4Q06	YTD’06
Same-Property Portfolio (2)
Divisional Revenues (3)	19,310	21,768	21,456	21,041	83,575	20,900	21,680	22,072		64,652
Divisional Expenses	6,066	6,451	6,299	6,147	24,963	6,504	6,875	7,081		20,460

Divisional NOI	13,244	15,317	15,157	14,894	58,612	14,396	14,805	14,991		44,192

Divisional NOI Margin	68.6%	70.4%	70.6%	70.8%	70.1%	68.9%	68.3%	67.9%		68.4%
growth (4)	-7.4%	3.7%	0.0%	0.8%	-0.7%	8.7%	-3.3%	-1.1%		1.1%
Same-Property without Terminations
Lease Terminations	(67)	(892)	(625)	(33)	(1,617)	4	(65)	(186)		(247)

Divisional NOI w/o Term.	13,177	14,425	14,532	14,861	56,995	14,400	14,740	14,805		43,945

growth w/o terminations	-5.8%	-1.3%	1.9%	2.2%	-0.7%	9.3%	2.2%	1.9%		4.3%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues (3)	25,080	29,888	34,307	44,092	133,367	44,422	45,502	41,735		131,659
Divisional Expenses	7,821	9,360	11,050	14,861	43,092	15,066	15,847	15,300		46,213

Divisional NOI	17,259	20,528	23,257	29,231	90,275	29,356	29,655	26,435		85,446

Divisional NOI Margin	68.8%	68.7%	67.8%	66.3%	67.7%	66.1%	65.2%	63.3%		64.9%

growth	1.6%	18.9%	30.1%	64.1%	29.1%	70.1%	44.5%	13.7%		40.0%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2005 same-property growth reflects performance of the 2006 same-property portfolio.
SUMMARY BY MARKET (1)

		Total Office Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	842	10.0%	10.7%	—	—	—	—	—	—	—	—
Austin	TX	358	4.3%	6.1%	—	—	—	—	—	—	—	—
Birmingham	AL	1,390	16.5%	16.7%	1,379	27.7%	-1.3%	5.9%	-4.1%	5.5%	6.7%	5.0%
Charlotte	NC	230	2.7%	1.9%	—	—	—	—	—	—	—	—
Huntsville	AL	1,592	18.9%	15.6%	1,532	30.8%	6.8%	15.9%	3.8%	3.2%	9.4%	1.2%
Montgomery	AL	264	3.1%	2.2%	264	5.3%	8.5%	5.0%	11.3%	2.1%	4.6%	0.5%
Orlando	FL	2,041	24.2%	24.4%	1,505	30.2%	1.1%	15.4%	-5.1%	0.1%	9.4%	-4.2%
Tampa/St.Pete	FL	979	11.6%	10.3%	294	5.9%	15.4%	16.8%	14.5%	17.0%	12.8%	20.5%
Other		727	8.6%	12.1%	—	—	—	—	—	—	—	—

Total		8,423	100.0%	100.0%	4,974	100.0%	2.9%	12.3%	-1.1%	3.4%	8.6%	1.1%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

3Q06	- 24 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
OPERATIONAL STATISTICS

	1Q05	2Q05	3Q05	4Q05	FYE’05	1Q06	2Q06	3Q06	4Q06	YTD’06
Base Rent per SF — Straight Line
Same-Property (1)	$16.97	$17.54	$17.26	$17.34		$17.15	$17.51	$17.69
change	-2.1%	-0.8%	-0.7%	-0.5%		1.1%	-0.2%	2.5%
Total Division (2)	$17.84	$18.51	$18.83	$19.60		$19.54	$19.91	$19.87
change	-3.0%	1.0%	3.9%	8.0%		9.5%	7.6%	5.5%

Base Rent per SF — Cash
Same-Property (1)	$16.30	$16.81	$16.75	$16.71		$16.62	$16.91	$17.35
change	-1.6%	-1.4%	-1.7%	-1.4%		2.0%	0.6%	3.6%
Total Division (2)	$16.90	$17.56	$17.95	$18.35		$18.22	$18.78	$19.04
change	-3.4%	-0.2%	1.8%	5.0%		7.8%	6.9%	6.1%
See page 41 for a reconciliation of Base Rent per SF.
The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up. Total Division statistics are reconciled to Consolidated Only above.

	1Q05	2Q05	3Q05	4Q05	FYE’05	1Q06	2Q06	3Q06	4Q06	YTD’06
Square Feet (in 000s)
Total SF	6,277	7,099	7,754	9,513	7,661	9,563	8,709	8,423		8,898
SF — Unconsolidated Assets	(10)	(10)	(10)	(1,769)	(450)	(1,769)	(1,792)	(1,587)		(1,716)

SF — Consolidated Assets	6,267	7,089	7,744	7,744	7,211	7,794	6,917	6,836		7,182

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	286	235	1,171	1,821	$3,513	1,113	1,111	1,509		$3,733
Revenue- Enhancing	—	—	—	—	—		—	—		—
Tenant Improvements	3,672	4,347	4,097	5,036	17,152	4,449	5,695	3,815		13,959
Leasing Commissions	1,675	1,869	841	1,645	6,030	2,561	839	2,047		5,447
Admin — Division	6	20	49	83	158	37	—	7		44

Total	5,639	6,471	6,158	8,585	26,853	8,160	7,645	7,378		23,183
Less: Unconsolidated Assets	—	—	—	(1,399)	(1,399)	(1,970)	(728)	(1,230)		(3,928)

Total — Consolidated Assets	$5,639	$6,471	$6,158	$7,186	$25,454	$6,190	$6,917	$6,148		$19,255

Capital Expenditures per SF
Regular Maintenance	$0.05	$0.03	$0.15	$0.19	$0.42	$0.12	$0.13	$0.16		$0.42
Revenue- Enhancing	—	—	—	—	—	—	—	—		—
Tenant Improvements	0.58	0.62	0.53	0.53	2.26	0.47	0.65	0.44		1.57
Leasing Commissions	0.27	0.27	0.11	0.17	0.82	0.27	0.10	0.23		0.61
Admin — Division	—	—	—	0.01	0.02	—	—	—		—

Total	0.90	0.92	0.79	0.90	3.51	0.85	0.88	0.86		2.61

Total — Consolidated Assets	$0.90	$0.92	$0.79	$0.93	$3.53	$0.79	$1.00	$0.88		$2.68

Notes:

(1)	See page 42 for a reconciliation to the consolidated cash flow Information.

3Q06	- 25 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2006	345	4%	$7,467	5%	263	4%	$4,906	4%
2007	1,202	15%	23,060	15%	1,000	15%	17,710	16%
2008	951	12%	18,507	12%	700	11%	12,343	11%
2009	959	12%	22,345	15%	689	11%	12,328	11%
2010	864	11%	15,161	10%	721	11%	11,827	11%
2011+	3,642	46%	63,287	42%	3,104	48%	51,863	47%

Total Leased SF	7,963		$149,827		6,477		$110,977
TENANT CONCENTRATION
(SF in 000s)
Total Consolidated & Unconsolidated Assets

			% of Total
		SF	Co. Rev.
1	Charles Schwab	358,049	1.9%
2	Fiserv Solutions	291,642	1.0%
3	General Services Admin	271,795	0.8%
4	Veritas Software	206,285	0.7%
5	Blue Cross & Blue Shield	152,216	0.5%
6	Bank of New York	130,630	0.4%
7	Kurt Salmon Associates	67,165	0.3%
8	Healthplan Services	121,371	0.3%
9	Infinity Insurance	153,783	0.3%
10	DRS Test and Energy Mgmt.	215,485	0.3%
Consolidated Assets Only

			% of Total
		SF	Co. Rev.
1	Charles Schwab	358,049	1.9%
2	Fiserv Solutions	291,642	1.0%
3	Veritas Software	206,285	0.7%
4	Bank of New York	130,630	0.4%
5	General Services Admin	134,034	0.3%
6	Kurt Salmon Associates	67,165	0.3%
7	Healthplan Services	121,371	0.3%
8	Infinity Insurance	153,783	0.3%
9	DRS Test and Energy Mgmt.	215,485	0.3%
10	Hartford Fire Insurance	85,431	0.3%

3Q06	- 26 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASING EXECUTION — CONSOLIDATED & UNCONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Square Feet (1)
Renewal	166.3	106.0	154.4	180.9	607.6	157.0	225.8	254.8		637.6
New	149.9	142.2	162.9	229.7	684.7	294.8	183.9	161.1		639.8
Development	3.9	6.2	10.0	4.2	24.4	—	137.1	3.9		141.0

Total	320.1	254.5	327.3	414.8	1,316.7	451.8	546.8	419.8		1,418.4

Annual Rent $- Straight Line
Renewal	$17.30	$16.32	$16.94	$18.74	$17.46	$18.21	$18.16	$17.17		$17.78
New	16.30	17.76	18.66	18.51	17.90	17.64	18.53	21.61		18.90
Development	21.93	24.65	29.36	23.39	25.92	—	21.51	19.92		21.46

Total	$16.89	$17.33	$18.17	$18.66	$17.85	$17.84	$19.12	$18.90		$18.65

Annual Rent $- Cash (2)
Renewal	$14.56	$15.91	$16.73	$18.56	$16.54	$17.84	$18.03	$16.89		$17.53
New	15.95	17.76	18.12	18.18	17.59	17.52	18.24	20.43		18.46
Development	21.50	24.00	29.29	26.78	26.24	—	20.76	21.00		20.77

Total	$15.30	$17.14	$17.81	$18.43	$17.27	$17.63	$18.79	$18.29		$18.27

Concession $
Renewal	$0.45	$1.77	$0.94	$0.43	$0.80	$1.71	$2.11	$0.36		$1.31
New	3.19	5.46	3.24	3.07	3.63	3.32	3.19	3.06		3.22
Development	—	5.80	6.95	5.96	5.36	—	7.37	3.50		7.27

Total	$1.73	$3.93	$2.27	$1.95	$2.36	$2.76	$3.79	$1.42		$2.76

TI Committed $
Renewal	$6.28	$4.82	$3.33	$4.63	$4.79	$6.05	$4.36	$5.03		$5.04
New	13.06	14.03	13.37	13.65	13.54	14.12	17.62	17.29		15.93
Development	30.00	30.96	29.17	18.23	27.87	—	28.18	30.00		28.23

Total	$9.75	$10.61	$9.12	$9.77	$9.76	$11.32	$14.79	$9.97		$12.26

Leasing Commissions $
Renewal	$4.41	$1.66	$1.33	$1.36	$2.24	$3.09	$1.99	$1.49		$2.06
New	3.50	4.23	4.06	4.07	3.97	4.52	6.09	8.11		5.88
Development	0.50	10.13	13.83	6.57	9.47	—	8.67	5.52		8.58

Total	$3.94	$3.30	$3.07	$2.91	$3.28	$4.02	$5.04	$4.07		$4.43

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	YTD ’06
Cash Rents	$15.30	$17.14	$17.81	$18.43	$17.27	$17.63	$18.79	$18.29	$18.27
Concess. and Contract. Rent Incr.	1.58	0.19	0.36	0.23	0.58	0.21	0.33	0.61	0.38

Straight Line Rents	$16.89	$17.33	$18.17	$18.66	$17.85	$17.84	$19.12	$18.90	$18.65

3Q06	- 27 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASING EXECUTION — CONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Square Feet (1)
Renewal	166.3	106.0	154.4	168.5	595.2	123.5	207.3	180.9		511.7
New	149.9	142.2	162.9	216.0	671.0	272.5	155.3	139.2		567.0
Development	3.9	6.2	10.0	4.2	24.4	—	137.1	3.9		141.0

Total	320.1	254.5	327.3	388.7	1,290.6	396.0	499.7	324.0		1,219.7

Annual Rent $- Straight Line
Renewal	$17.30	$16.32	$16.94	$18.83	$17.47	$18.31	$18.04	$16.43		$17.54
New	16.30	17.76	18.66	18.52	17.90	17.78	18.69	21.66		18.98
Development	21.93	24.65	29.36	23.39	25.92	—	21.51	19.92		21.46

Total	$16.89	$17.33	$18.17	$18.71	$17.85	$17.94	$19.20	$18.72		$18.66

Annual Rent $- Cash (2)
Renewal	$14.56	$15.91	$16.73	$18.74	$16.55	$17.97	$18.24	$16.27		$17.48
New	15.95	17.76	18.12	18.23	17.60	17.73	18.54	20.48		18.63
Development	21.50	24.00	29.29	26.78	26.24	—	20.76	21.00		20.77

Total	$15.30	$17.14	$17.81	$18.54	$17.28	$17.81	$19.03	$18.13		$18.39

Concession $
Renewal	$0.45	$1.77	$0.94	$0.42	$0.80	$1.77	$2.08	$0.45		$1.43
New	3.19	5.46	3.24	3.07	3.65	2.88	3.00	3.20		2.99
Development	—	5.80	6.95	5.96	5.36	—	7.37	3.50		7.27

Total	$1.73	$3.93	$2.27	$1.96	$2.37	$2.53	$3.82	$1.67		$2.83

TI Committed $
Renewal	$6.28	$4.82	$3.33	$4.66	$4.80	$6.42	$4.43	$5.96		$5.45
New	13.06	14.03	13.37	13.86	13.60	14.39	19.08	17.69		16.48
Development	30.00	30.96	29.17	18.23	27.87	—	28.18	30.00		28.23

Total	$9.75	$10.61	$9.12	$9.92	$9.81	$11.90	$15.50	$11.29		$13.21

Leasing Commissions $
Renewal	$4.41	$1.66	$1.33	$1.39	$2.27	$2.22	$2.02	$1.19		$1.77
New	3.50	4.23	4.06	4.15	4.00	4.54	6.42	8.32		5.98
Development	0.50	10.13	13.83	6.57	9.47	—	8.67	5.52		8.58

Total	$3.94	$3.30	$3.07	$2.98	$3.30	$3.82	$5.21	$4.30		$4.52

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	YTD ’06
Cash Rents	$15.30	$17.14	$17.81	$18.54	$17.28	$17.81	$19.03	$18.13	$18.49
Concess. and Contract. Rent Incr.	1.58	0.19	0.36	0.17	0.57	0.13	0.17	0.59	0.15

Straight Line Rents	$16.89	$17.33	$18.17	$18.71	$17.85	$17.94	$19.20	$18.72	$18.64

3Q06	- 28 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Office

Property Type	# of Locations	SF - 000s	3Q05	4Q05	1Q06	2Q06	3Q06
			Occupancies Weighted for CLP % Owned
Consolidated	31	6,836	91.1%	92.1%	92.8%	93.5%	94.9%
Unconsolidated	24	10,542.3	87.1%	88.3%	87.9%	88.6%	88.0%

Subtotal — Current Portfolio	55	17,378.4	90.4%	91.4%	91.9%	92.6%	93.6%

Managed	3	361.3

Total Owned & Managed	58	17,739.7

Occupancy Total Including Sold Assets			90.2%	91.3%	92.0%	92.3%	93.6%

By Property Type (Consolidated & Unconsolidated Assets)
Suburban Office	49	16,669.0	90.7%	91.6%	92.1%	92.8%	93.6%
Central Business District	6	709.4	85.5%	87.9%	89.9%	90.2%	92.9%

Total Division	55	17,378.4	90.4%	91.4%	91.9%	92.6%	93.6%

Same-Property Occupancy
Same-Property Portfolio *	23	4,973.9	94.8%	95.0%	95.3%	95.6%	96.3%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.
See page 48 for a complete listing of office properties.

3Q06	- 29 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	6	1,380	95.1%	1	30	100.0%	7	1,410	95.2%	1	129	8	1,539
Huntsville	AL	9	1,592	97.0%				9	1,592	97.0%			9	1,592
Montgomery	AL	2	264	95.7%				2	264	95.7%	1	43	3	308

ALABAMA		17	3,236	96.6%	1	30	100.0%	18	3,266	96.6%	2	173	20	3,439

Jacksonville	FL				3	1,392	94.5%	3	1,392	94.5%			3	1,392
Miami/Ft.Lauderdale	FL				2	795	82.0%	2	795	82.0%			2	795
Orlando	FL	8	1,845	95.6%	3	1,305	85.9%	11	3,150	90.7%			11	3,150
Tampa/St.Pete.	FL	3	878	93.7%	1	674	89.5%	4	1,552	93.2%			4	1,552

FLORIDA		11	2,724	94.9%	9	4,166	88.6%	20	6,889	93.4%			20	6,889

Atlanta	GA	1	317	88.9%	7	3,505	87.8%	8	3,821	88.2%	1	188	9	4,010

GEORGIA		1	317	88.9%	7	3,505	87.8%	8	3,821	88.2%	1	188	9	4,010

Rockville	MD				1	155	62.3%	1	155	62.3%			1	155

MARYLAND					1	155	62.3%	1	155	62.3%			1	155

Charlotte	NC	1	202	67.7%	1	183	87.2%	2	385	70.1%			2	385

NORTH CAROLINA		1	202	67.7%	1	183	87.2%	2	385	70.1%			2	385

Memphis	TN				1	532	84.7%	1	532	84.7%			1	532

TENNESSEE					1	532	84.7%	1	532	84.7%			1	532

Austin	TX	1	358	100.0%				1	358	100.0%			1	358
Dallas	TX				2	589	78.8%	2	589	78.8%			2	589
Houston	TX				2	1,383	93.9%	2	1,383	93.9%			2	1,383

TEXAS		1	358	100.0%	4	1,972	89.4%	5	2,330	95.2%			5	2,330

TOTAL		31	6,836	94.9%	24	10,542	88.0%	55	17,378	93.6%	3	361	58	17,740

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

3Q06	- 30 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
NET OPERATING INCOME (1)

($ in 000s)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Same-Property Portfolio (2)
Divisional Revenues (3)	18,260	17,979	18,033	19,727	73,999	19,048	19,708	18,810		57,566
Divisional Expenses	5,127	5,134	5,334	5,303	20,898	5,371	5,327	5,512		16,210

Divisional NOI	13,133	12,845	12,699	14,424	53,101	13,677	14,381	13,298		41,356

Divisional NOI Margin	71.9%	71.4%	70.4%	73.1%	71.8%	71.8%	73.0%	70.7%		71.8%

growth (4)	1.3%	1.7%	3.6%	2.0%	2.2%	4.1%	12.0%	4.7%		6.9%
Same-Property without Terminations
Lease Terminations	—	(2)	—	(121)	(123)	(253)	(941)	—		(1,194)

Divisional NOI w/o Term.	13,133	12,843	12,699	14,303	52,978	13,424	13,440	13,298		40,162

growth w/o terminations	2.0%	2.0%	3.9%	1.1%	2.4%	2.2%	4.6%	4.7%		3.8%
Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	(899)	(898)	(880)	(1,066)	(3,743)	(1,092)	(815)	(838)	(2,745)

Divisional NOI — Consolidated	12,234	11,947	11,819	13,358	49,358	12,585	13,566	12,460	38,611

growth — consolidated properties	1.1%	1.1%	3.9%	1.5%	1.8%	2.9%	13.5%	5.4%	7.3%

Total Portfolio
Divisional Revenues (3)	44,410	41,121	36,800	37,129	159,460	28,349	26,830	26,133	81,312
Divisional Expenses	13,163	12,648	11,330	10,216	47,357	7,744	7,510	7,794	23,048

Divisional NOI	31,247	28,473	25,494	26,913	112,103	20,605	19,320	18,339	58,264

Divisional NOI Margin	70.4%	69.2%	69.2%	72.5%	70.3%	72.7%	72.0%	70.2%	71.7%
growth	14.9%	6.5%	-13.3%	-23.3%	-5.3%	-34.1%	-32.1%	-28.1%	-31.6%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2005 same-property growth reflects performance of the 2005 same-property portfolio.
SUMMARY BY PROPERTY TYPE (1)

		Total Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Birmingham	AL	1,795	23.2%	26.5%	1,366	24.4%	-2.0%	5.5%	-4.9%	6.2%	9.3%	5.1%
Orlando	FL	929	12.0%	12.0%	767	13.7%	24.6%	-3.6%	35.7%	13.8%	-6.1%	21.8%
Dallas	TX	381	4.9%	6.1%	381	6.8%	-5.4%	1.1%	-8.9%	-7.2%	0.5%	-11.3%
Huntsville	AL	157	2.0%	4.5%	157	2.8%	1.4%	15.8%	-5.4%	7.4%	16.2%	3.3%
Athens	GA	350	4.5%	4.8%	350	6.2%	28.5%	-0.8%	35.2%	34.0%	3.3%	41.0%
Montgomery	AL	499	6.4%	5.4%	499	8.9%	0.7%	14.1%	-2.2%	10.0%	11.3%	9.7%
Decatur	AL	495	6.4%	4.0%
Gainesville	GA	518	6.7%	3.3%	518	9.2%	-0.4%	0.4%	-1.0%	0.6%	-0.6%	1.4%
Staunton	VA	424	5.5%	2.3%	424	7.6%	-3.7%	14.1%	-18.5%	-0.5%	9.5%	-7.6%
Jacksonville	FL	195	2.5%	2.6%	195	3.5%	3.5%	3.0%	3.7%	1.5%	11.6%	-1.3%
Tampa	FL	176	2.3%	2.2%	176	3.1%	9.5%	-0.5%	14.3%	1.0%	-3.7%	3.1%
Other		1,815	23.5%	26.3%	778	13.9%	5.0%	-5.3%	9.5%	4.5%	-2.8%	7.4%

		7,733	100.0%	100.0%	5,611	100.0%	4.3%	3.3%	4.7%	6.1%	4.0%	6.9%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

3Q06	- 31 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
OPERATIONAL STATISTICS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Base Rent per SF — Straight Line (3)
Same-Property *(1)	$18.55	$18.52	$18.64	$18.69		$18.72	$18.80	$18.72
change	1.7%	0.1%	1.7%	2.6%		0.9%	1.5%	0.4%
Total Division *(2)	$20.26	$20.19	$19.73	$19.78		$19.99	$20.23	$20.26
change	-2.4%	-2.5%	-5.3%	-1.8%		-1.3%	0.2%	2.7%

Base Rent per SF — Cash *(3)
Same-Property *(1)	$18.36	$18.25	$18.30	$18.47		$18.59	$18.66	$18.56
change	1.9%	0.9%	1.3%	1.4%		1.3%	2.2%	1.4%
Total Division *(2)	$20.13	$20.00	$19.48	$19.61		$19.73	$19.96	$19.96
change	-2.9%	-3.2%	-6.0%	-2.2%		-2.0%	-0.2%	2.5%
See page 41 for a reconcilition of Base Rent per SF from Cash Rents to Straight Line Rents.

Notes:

(1)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent adjustments from the date of acquisition through lease expiration.
CAPEX SUMMARY

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Square Feet (in 000s)
Total SF	11,971	11,573	10,524	8,085	10,538	7,507	7,673	7,738		7,639
SF — Unconsolidated Assets	(170)	(174)	(215)	(504)	(266)	(578)	(750)	(790)		(706)

SF — Consolidated Assets	11,801	11,399	10,309	7,581	10,273	6,929	6,923	6,948		6,933

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	$1,456	$2,546	$182	$205	$4,389	$340	$1,258	$725		$2,323
Revenue — Enhancing	414	361	921	561	2,257	192	345	453		990
Tenant Improvements	850	2,303	3,028	1,585	7,766	1,332	1,704	1,874		4,910
Leasing Commissions	279	308	1,756	1,060	3,403	846	478	607		1,931
Admin — Division	5	135	6	5	151	6	3	1		10

Total w/o Acquisition-Related	3,003	5,653	5,893	3,416	17,966	2,716	3,788	3,660		10,164
Acquisition — Related (2)	43	221	1	151	416	—	—	—		—
Less: Unconsolidated Assets	18	(955)	(3)	(200)	(1,141)	259	(181)	(62)		16

Total — Consolidated Assets	$3,064	$4,918	$5,892	$3,367	$17,241	$2,975	$3,607	$3,598		$10,180

Capital Expenditures per SF
Regular Maintenance	$0.12	$0.22	$0.02	$0.03	$0.42	$0.05	$0.16	$0.09		$0.30
Revenue — Enhancing	0.03	0.03	0.09	0.07	0.21	0.03	0.04	0.06		0.13
Tenant Improvements	0.07	0.20	0.29	0.20	0.74	0.18	0.22	0.24		0.64
Leasing Commissions	0.02	0.03	0.17	0.13	0.32	0.11	0.06	0.08		0.25

Total	0.24	0.48	0.57	0.43	1.70	0.36	0.49	0.47		1.33
Total — Consolidated Assets	$0.26	$0.43	$0.57	$0.44	$1.68	$0.43	$0.52	$0.52		$1.47

Notes:

(1)	Capital Expenditures include unconsolidated subsidiary properties. See page 42 for a reconciliation to the consolidated cash flow information.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

3Q06	- 32 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASE EXPIRATION SCHEDULE

	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2006	331	3%	$4,579	3%	193	3%	$2,056	3%
2007	1,210	10%	13,559	10%	765	12%	6,746	11%
2008	1,051	9%	11,695	9%	577	9%	6,105	10%
2009	1,235	11%	13,493	10%	557	9%	5,504	9%
2010	1,112	10%	15,462	12%	610	10%	7,112	11%
2011+	6,731	58%	72,913	55%	3,526	57%	34,940	56%

Total Leased SF	11,670		131,700		6,228		62,463

TENANT CONCENTRATION

		Total Consolidated & Unconsolidated Assets
			% of Total
(SF in 000s)		SF	Co. Rev
1	The Limited, Inc.	248	0.8%
2	Regal Cinemas, Inc.	186	0.5%
3	Saks Inc.	512	0.5%
4	J.C. Penney Co., Inc.	957	0.5%
5	Gap Inc.	165	0.5%
6	TJX Companies, Inc.	281	0.4%
7	Belk, Inc.	1,053	0.4%
8	Publix Super Markets Inc	229	0.3%
9	Sears, Roebuck & Co.	874	0.3%
10	Wal-Mart Stores, Inc.	523	0.3%
Consolidated Assets Only

			% of Total
		SF	Co. Rev
1	Belk, Inc.	484	0.3%
2	Wal-Mart Stores, Inc.	307	0.3%
3	Gap Inc.	97	0.2%
4	Regal Cinemas, Inc.	104	0.2%
5	Publix Super Markets, Inc.	143	0.2%
6	TJX Companies, Inc.	145	0.2%
7	The Limited, Inc.	62	0.2%
8	Books-A-Million, Inc.	69	0.2%
9	Saks Inc.	195	0.1%
10	Bealls, Inc.	120	0.1%

3Q06	- 33 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASING EXECUTION — CONSOLIDATED & UNCONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Square Feet (1)
Renewal	88	279	304	277	948	145	476	148		769
New	47	192	207	183	629	82	373	259		714
Development	38	25	75	51	189	161	42	108		311

Total	173	496	586	511	1,765	388	891	515		1,794

Annual Rent $- Straight Line
Total	$18.20	$13.74	$13.34	$13.71	$14.04	$17.19	$9.86	$14.76		$12.85

Annual Rent $- Cash (2)
Renewal	$15.18	$11.88	$9.81	$10.06	$10.98	$15.94	$8.48	$14.14		$10.98
New	23.62	14.84	15.81	15.17	15.90	12.70	9.40	12.19		10.79
Development	16.68	20.13	19.06	25.90	20.57	19.86	25.87	20.05		20.74

Total	$17.80	$13.44	$13.11	$13.46	$13.77	$16.88	$9.69	$14.40		$12.60

TI Committed $
Renewal	$0.14	$0.04	$0.16	$0.02	$0.08	$0.07	$0.43	$(0.20)		$0.24
New	14.53	19.36	33.94	15.56	22.68	15.58	10.04	17.81		13.49
Development	44.76	70.18	3.16	16.45	24.04	14.36	67.04	8.83		19.60

Total	$13.85	$11.06	$12.47	$7.22	$10.70	$9.27	$7.62	$10.75		$8.87

Leasing Commissions $
Renewal	$0.63	$0.83	$0.66	$0.46	$0.65	$0.81	$0.43	$0.60		$0.54
New	5.09	2.68	5.39	4.18	4.19	2.20	2.56	4.07		3.07
Development	2.76	3.54	4.86	5.12	4.33	4.32	7.02	3.33		4.34

Total	$2.31	$1.68	$2.87	$2.26	$2.30	$2.56	$1.64	$2.92		$2.21

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	YTD ’06
Cash Rents	$17.80	$13.44	$13.11	$13.46	$13.77	$16.88	$9.69	$14.40	$12.60
Concessions and Contr. Rent Incr.	0.39	0.31	0.24	0.26	0.27	0.31	0.17	0.36	0.25

Straight Line Rents	$18.20	$13.74	$13.34	$13.71	$14.04	$17.19	$9.86	$14.76	$12.85

3Q06	- 34 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASING EXECUTION — CONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Square Feet (1)
Renewal	70	275	282	256	883	104	436	106		646
New	31	196	201	178	605	57	340	217		614
Development	26	24	26	38	114	38	37	19		94

Total	127	495	509	472	1,603	199	813	342		1,354

Annual Rent $— Straight Line
Total	$15.97	$14.11	$12.54	$12.79	$13.37	$15.54	$8.18	$10.91		$9.96

Annual Rent $— Cash (2)
Renewal	$15.07	$11.67	$9.12	$10.11	$10.67	$14.69	7.16	$11.14		$9.02
New	17.18	15.92	15.68	14.83	15.58	11.46	7.38	9.45		8.49
Development	15.35	20.58	20.75	18.65	18.77	22.35	24.85	22.60		23.39

Total	$15.64	$13.78	$12.30	$12.58	$13.11	$15.23	$8.06	$10.70		$9.79

TI Committed $
Renewal	$—	$0.04	$0.13	$0.02	$0.06	$0.10	$0.28	$(0.28)		$0.16
New	8.62	18.98	34.49	15.76	22.65	11.97	7.58	13.15		9.95
Development	33.00	85.15	29.72	21.99	39.62	60.27	68.17	44.94		60.35

Total	$8.94	$11.69	$15.18	$7.73	$11.41	$15.07	$6.44	$10.71		$8.79

Leasing Commissions $
Renewal	$0.51	$0.62	$0.49	$0.48	$0.53	$0.69	$0.35	$0.53		$0.43
New	2.61	3.16	5.20	4.08	4.08	1.96	2.31	3.35		2.64
Development	2.08	3.65	3.75	2.51	2.93	5.49	7.25	4.29		5.95

Total	$1.34	$1.78	$2.51	$2.00	$2.04	$1.98	$1.48	$2.52		$1.82

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	YTD ’06
Cash Rents	$15.64	$13.78	$12.30	$12.58	$13.11	$15.23	$8.06	$10.70	$9.79
Concessions and Contr. Rent Incr.	0.33	0.33	0.24	0.21	0.26	0.31	0.12	0.21	0.17

Straight Line Rents	$15.97	$14.11	$12.54	$12.79	$13.37	$15.54	$8.18	$10.91	$9.96

3Q06	- 35 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Retail

		Total	Anchor	CLP
Property Type	# of Locations	SF (000s)	Owned	SF (000s)	3Q05	4Q05	1Q06	2Q06	3Q06
					Occupancies Weighted for CLP % Owned
Consolidated	35	7,918.4	970.0	6,948.4	89.4%	90.7%	90.1%	92.0%	92.5%
Unconsolidated	14	6,184.0	1,368.0	4,816.0	88.0%	91.7%	91.3%	91.2%	90.7%

Subtotal — Current Portfolio	49	14,102.4	2,338.0	11,764.4	89.7%	90.4%	90.2%	91.9%	92.3%

Managed	4	352.3	—	352.3

Total Owned & Managed	53	14,454.7	2,338.0	12,116.7

Sold	10	4,437.9	804.0	3,633.9	94.6%	99.6%

Occupancy Total Including Sold Assets					91.4%	91.6%	90.2%	91.9%	92.3%

Same-Property Occupancy
Same-Property Portfolio *	31	7,453.9	1,453.1	6,000.8	90.4%	91.1%	90.3%	92.6%	93.1%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.
See page 50 for a complete listing of retail properties.

3Q06	- 36 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	9	1,778	90.2%	1	165	97.1%	10	1,943	97.5%	2	202	12	2,145
Auburn	AL				1	402	86.7%	1	402	86.7%			1	402
Huntsville	AL	1	495	87.5%	2	398	84.1%	3	894	86.7%	1	68	4	962
Madison	AL										1	82	1	82
Mobile	AL				1	1,000	97.7%	1	1,000	97.7%			1	1,000
Montgomery	AL	5	499	81.2%				5	499	81.2%			5	499
Gulf Shores	AL	1	53					1	53				1	53

ALABAMA		16	2,825	86.4%	5	1,965	89.5%	21	4,791	92.2%	4	352	25	5,143

Orlando	FL	5	929	93.9%				5	929	93.9%			5	929
Tampa	FL	1	176	95.2%				1	176	95.2%			1	176
Ft. Myers	FL				1	79	100.0%	1	79	100.0%			1	79
Deerfield Beach	FL				1	379	97.2%	1	379	97.2%			1	379
Pembroke Pines	FL				2	289	100.0%	2	289	100.0%			2	289
Jacksonville	FL	1	195	92.2%				1	195	92.2%			1	195
Punta Gorda	FL	1	95	98.9%				1	95	98.9%			1	95

FLORIDA		8	1,394	94.1%	4	746	98.6%	12	2,141	94.4%			12	2,141

Columbus	GA	1	103	96.4%				1	103	96.4%			1	103
Brunswick	GA				1	282	90.9%	1	282	90.9%			1	282
Gainesville	GA	1	518	93.1%				1	518	93.1%			1	518
Valdosta	GA				1	416	95.1%	1	416	95.1%			1	416
Athens	GA	1	350	99.5%				1	350	99.5%			1	350

GEORGIA		3	971	95.7%	2	698	93.4%	5	1,669	95.6%			5	1,669

Greensboro	NC	1	102	95.4%				1	102	95.4%			1	102
Yadkinville	NC	1	91	100.0%				1	91	100.0%			1	91
Mount Airy	NC	1	149	94.5%				1	149	94.5%			1	149
Greenville	NC				1	404	95.3%	1	404	95.3%			1	404

NORTH CAROLINA		3	342	96.2%	1	404	95.3%	4	746	96.1%			4	746

Myrtle Beach	SC				1	524	92.4%	1	524	92.4%			1	524

SOUTH CAROLINA					1	524	92.4%	1	524	92.4%			1	524

Knoxville	TN				1	478	88.0%	1	478				1	478
Chattanooga	TN	1	73	92.2%				1	73	92.2%			1	73

TENNESSEE		1	73	92.2%	1	478	88.0%	2	551	89.0%			2	551

Dallas	TX	1	381	90.2%				1	381	90.2%			1	381
Houston	TX	2	537	86.0%				2	537	86.0%			2	537

TEXAS		3	918	87.8%				3	918	87.8%			3	918

Staunton	VA	1	424	86.9%				1	424	86.9%			1	424

VIRGINIA		1	424	86.9%				1	424	86.9%			1	424

TOTAL		35	6,948	92.5%	14	4,816	90.7%	49	11,764	92.3%	4	352	53	12,117

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

3Q06	- 37 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Divisional Total Revenues
Multifamily	38,266	80,255	80,919	80,304	279,744	77,969	77,430	81,089		236,488
Office	25,080	29,888	34,307	44,092	133,367	44,422	45,502	41,735		131,659
Retail	44,410	41,121	36,800	37,129	159,460	28,349	26,830	26,133		81,312

Total Divisional Revenues	107,756	151,264	152,026	161,525	572,571	150,740	149,762	148,957		449,459

Less: Unconsolidated Revenues	(4,987)	(5,071)	(5,572)	(14,828)	(30,458)	(16,161)	(16,681)	(17,248)		(50,090)
Discontinued Operations	(23,031)	(26,779)	(20,457)	(16,820)	(87,087)	(13,065)	(9,820)	(8,814)		(31,699)
Construction Revenues	—	—	—	—	—	12,140	7,785	6,868		26,793
Unallocated Corporate Rev	1,239	2,361	1,631	2,936	8,168	4,108	4,592	4,805		13,505

Cons. Rev, adj -’05 Disc Ops	80,977	121,775	127,628	132,813	463,194	137,762	135,638	134,568		407,968

Add: Add’l Disc Ops Rev, post filing	10,793	7,104	9,119	7,605	32,033	8,843	(7)	—		—

Total Consol. Rev, per 10-Q / K	91,770	128,879	136,747	140,418	495,227	146,605	135,631	134,568		407,968

RECONCILIATION OF EXPENSES

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Divisional Total Expenses
Multifamily	15,216	32,370	33,519	31,666	112,771	31,263	30,816	34,109		96,187
Office	7,821	9,360	11,050	14,861	43,092	15,066	15,847	15,300		46,212
Retail	13,163	12,648	11,330	10,216	47,357	7,744	7,510	7,794		23,048

Total Divisional Expenses	36,200	54,379	55,899	56,743	203,220	54,073	54,173	57,203		165,447

Less: Unconsolidated Expense	(1,910)	(2,057)	(2,255)	(6,250)	(12,398)	(6,127)	(6,685)	(7,260)		(20,063)
Discontinued Operations	(8,573)	(11,251)	(9,502)	(7,006)	(36,332)	(5,632)	(4,465)	(4,094)		(14,190)
Other Expense	17	19	(39)	373	380	216	219	236		671

Total Property Operating Exp	25,734	41,090	44,103	43,860	154,870	42,530	43,242	46,085		131,865
Construction Expenses	—	—	—	—	—	11,370	7,657	6,653		25,679
General & Administrative Exp	7,261	9,707	9,994	9,777	36,739	11,514	10,767	12,588		34,869
Depreciation	21,885	30,953	33,608	35,425	121,870	37,538	35,517	35,976		109,031
Amortization	3,292	22,520	20,216	7,219	53,247	7,733	3,706	4,908		16,347

Cons. Exp, adj -’05 Disc Ops	58,172	104,269	107,921	96,283	366,726	110,685	100,889	106,210		317,792

Add: Add’l Disc Ops Exp,post filing	8,039	7,059	10,506	6,636	22,926	5,776	15	—		—

Total Consol. Exp, per 10-Q / K	66,211	111,328	118,427	102,919	389,652	116,461	100,904	106,210		317,792

RECONCILIATION OF NOI

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Divisional Total NOI
Multifamily	23,050	47,885	47,400	48,638	166,972	46,706	46,614	46,980		140,301
Office	17,259	20,528	23,257	29,231	90,275	29,356	29,655	26,435		85,447
Retail	31,247	28,473	25,470	26,913	112,105	20,605	19,320	18,339		58,264

Total Divisional NOI	71,556	96,886	96,127	104,782	369,353	96,667	95,589	91,754		284,012

Less: Unconsolidated NOI	(3,078)	(3,014)	(3,317)	(8,578)	(17,987)	(10,043)	(9,996)	(9,988)		(30,027)
Discontinued Operations	(14,458)	(15,528)	(10,955)	(9,814)	(50,755)	(7,433)	(5,355)	(4,720)		(17,530)
Unallocated Corporate Rev	1,239	2,361	1,631	2,936	8,167	4,108	4,592	4,805		13,505
Construction NOI	—	—	—	—	—	770	128	215		1,113
Other Expense	43	(19)	39	(373)	(380)	(216)	(219)	(236)		(650)
G&A Expenses	(7,261)	(9,707)	(9,994)	(9,777)	(36,739)	(11,514)	(10,767)	(12,588)		(34,869)
Depreciation	(21,885)	(30,953)	(33,608)	(35,425)	(121,870)	(37,538)	(35,517)	(35,976)		(109,031)
Amortization	(3,292)	(22,520)	(20,216)	(7,219)	(53,247)	(7,733)	(3,706)	(4,908)		(16,347)

Income from Operations	22,864	17,506	19,707	36,532	96,542	27,068	34,749	28,358		90,176
Total Other Income (Expense)	(19,964)	(33,139)	(25,569)	63,179	(17,469)	(22,653)	(1,447)	(30,755)		(54,855)

Income from Contin’g Ops (1)	2,900	(15,633)	(5,862)	99,711	79,073	4,415	33,302	(2,397)		35,321

Disc Ops	2,754	45	(1,387)	969	9,107	3,067	(22)	—		—
05 & 06 Disc Ops Other Inc(Exp)	(2,495)	(1,181)	2,151	(2)	(16)	(2,644)	—	—		—

Inc from Cont (1), per 10-Q / K	3,159	(16,769)	(5,098)	100,678	88,164	4,838	33,280	(2,397)		35,321

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	235	1,850	2,213	436		415	1,093	1,581
Acquisitions	1,698	787	1,339	597		417	696	807

Notes:

(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

3Q06	- 38 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of September 30, 2006). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	(dollars in thousands)
	3Q05	YTD ’05	3Q06	YTD ’06
Income from discontinued operations	$3,586	$20,347	$3,258	$9,900
Interest expense, net	2,349	6,858	740	2,695
Depreciation and amortization expenses	5,576	15,278	722	4,515
Other	(556)	(1,542)	—	420

NOI from discontinued operations	10,955	40,941	4,720	17,530

NOI from assets sold	7,394	29,951	240	5,007
NOI from assets held for sale	3,561	10,990	4,480	12,523

NOI from discontinued operations	$10,955	$40,941	$4,720	$17,530

FUNDS FROM OPERATIONS RECONCILIATION

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Net Income to Common S/H	$69,905	$7,823	$41,932	$76,346	$197,250	$5,502	$28,495	$14,732		$48,676
Minority Int. in CRLP (Cont & Disc)	25,974	2,154	11,201	18,494	56,578	1,324	6,674	3,389		11,440
Minority Int. in Gain/(Loss) on Sale of Undeprec. Property	—	—	2,880	2,361	5,241	1,133	1,506	(430)		2,168

Total	95,879	9,977	56,013	97,201	259,069	7,959	36,675	17,691		62,284

Adjustments — Consolidated
Depreciation — Real Estate	25,227	34,658	37,029	38,211	135,121	39,531	36,829	35,983		112,343
Amortization — Real Estate	3,587	24,720	22,152	7,569	58,029	7,829	3,758	4,754		16,341
‘-’:(Gain)/Loss-Sale of Prop, net of Income Tax	(90,336)	(27,530)	(72,183)	(98,577)	(288,621)	(16,532)	(39,297)	(25,103)		(80,932)
‘+’:Gain/(Loss)-Undeprec Prop,										—
net of Inc. Tax and MI	937	1,194	2,934	3,004	8,063	2,573	7,052	5,766		15,432

Total Adjustments — Cons.	(60,585)	33,042	(10,068)	(49,793)	(87,408)	33,401	8,342	21,400		63,184

Adjustments — Unconsolidated
Depreciation — Real Estate	1,173	1,210	1,278	3,826	7,501	3,431	3,979	4,115		11,525
Amortization — Real Estate	1	2	1	965	969	1,207	1,673	1,154		4,034
‘-’:(Gain)/Loss-Sale of Prop	(2,440)	—	115	118	(2,200)	(240)	(960)	(134)		(1,334)

Total Adjustments — Uncons.	(1,266)	1,212	1,394	4,909	6,270	4,398	4,692	5,135		14,225

Funds from Operations	$34,028	$44,231	$47,339	$52,317	$177,931	$45,758	$49,709	$44,226		$139,693

EBITDA RECONCILIATION

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Net Income to Common S/H	$69,905	$7,823	$41,932	$76,346	$197,250	$5,502	$28,495	$14,732		$48,676

Consolidated
Minority Interest	25,974	2,154	11,201	18,494	56,578	1,324	6,674	3,389		11,440
(Inc)/Loss — Uncons. Assets	(2,069)	(184)	24	(1,597)	(3,826)	572	1,433	2,158		4,163
Preferred Dividends	5,508	8,044	8,044	8,044	29,640	7,911	7,518	6,363		21,792
Preferred Share Issuance Costs	—	—	—	—	—	159	1,924	45		2,128
Interest Expense	24,878	36,022	35,443	36,150	132,493	32,407	31,341	31,937		95,685
Income Tax Expense	210	627	2,777	2,729	6,343	2,578	4,478	2,202		9,258
Depreciation & Amortization	30,071	60,920	61,001	47,495	199,487	49,952	41,878	43,035		134,865
(Gain)/Loss on Sale (Cont & Disc)	(90,462)	(27,795)	(74,936)	(100,598)	(293,791)	(18,314)	(43,425)	(27,443)		(89,182)
Gain/(Loss)-Undeprec Prop *(1)	1,063	1,459	8,184	7,386	18,092	5,487	12,685	7,676		25,848

EBITDA from Consolidated Props	65,078	89,070	93,670	94,449	342,266	87,578	93,001	84,094		264,673

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	2,069	184	(24)	1,597	3,826	(572)	(1,433)	(2,158)		(4,163)
Interest Expense	1,587	1,596	1,719	5,299	10,201	5,631	5,965	6,318		17,914
Depreciation & Amortization	1,185	1,224	1,251	4,427	8,086	4,639	5,891	5,407		15,937
(Gain)/Loss on Sale of Prop	(2,440)	—	115	118	(2,207)	(240)	(960)	(134)		(1,334)

EBITDA	$67,479	$92,074	$96,731	$105,890	$362,172	$97,036	$102,464	$93,527		$293,027

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understa

3Q06	- 39 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	3Q05	YTD ’05	3Q06	YTD ’06
Earnings
Net Income (before pfd share)	48,164	138,214	19,327	67,158
Discontinued Operations:
(Income)/Loss from Discontinued Operations	(3,585)	(20,347)	(3,258)	(9,900)
Minority Interest in CRLP	14,732	46,905	4,955	9,168
(Gains)/Losses on Disposal of Discontinued Operations	(66,448)	(182,211)	(23,238)	(40,983)
Minority Interest of Limited Partners	149	641	(7)	2,707
CRLP Min Int. — Common U/H	(3,531)	(9,972)	(1,566)	2,272
(Gains)/Losses from Sales of Property	(5,736)	(7,832)	(1,865)	(39,949)
Minority Interest of Limited Partners	2,844	2,828	(423)	(539)
Income Tax Expense & Other	(1,593)	(1,157)	(138)	1,008
(Income)/Loss from Unconsolidated Entities	(43)	(2,874)	2,101	4,105

	(15,047)	(35,805)	(4,112)	(4,953)
Amort of Interest Capitalized	600	1,800	600	1,800
Capitalized Interest	(3,315)	(7,098)	(4,714)	(11,404)
Distrib from Unconsolidated Entities	1,001	3,302	2,553	7,345
Fixed Charges, from below	42,147	112,976	39,894	116,908

Earnings	25,386	75,175	34,221	109,696

Fixed Charges
Interest Expense	35,443	96,343	31,937	95,685
Capitalized Interest	3,315	7,098	4,714	11,404
Amort of Deferred Finan’g Costs	1,576	4,097	1,430	4,381
Distrib to Series B Pfd Unitholders	1,813	5,438	1,813	5,438

Total	42,147	112,976	39,894	116,908

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C, D & E	6,231	16,157	4,550	16,353

Total	48,378	129,133	44,444	133,261

Reconciliation of Supplemental Coverage Ratios

	3Q05	YTD ’05	3Q06	YTD ’06
Interest Coverage Denominator
Interest Expense	35,443	96,343	31,937	95,685
Interest Exp. — Unconsolidated	1,719	4,902	6,318	17,914

Total Interest Expense	37,162	101,245	38,255	113,599

Fixed Charge Denominator
Add: Preferred Dividend Pmts	8,044	21,596	6,363	21,792
Debt Principal Amortization	2,125	5,508	1,456	4,567
Debt Prin Amort — Unconsolidated	122	504	129	463

Total Fixed Charges	47,453	128,853	46,203	140,421

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	3,315	7,098	4,714	11,404

Total Fixed Charges w/ Cap Int	50,768	135,951	50,917	151,825

See page 39 for EBITDA Reconciliation.

3Q06	- 40 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
Multifamily Scheduled Base Rent per Unit Per Month Reconciliation

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Same-Property
Scheduled Rent	$808	$805	$807	$812	$819	$823	$825
Less: Vacancy & Concessions *(1)	(150)	(154)	(136)	(145)	(140)	(142)	(134)

Rent / Unit — Consolidated Assets	$658	$651	$671	$667	$679	$681	$691

Total Division
Effective Monthly Rent/Unit	686	649	669	692	682	683	702
Effect of Unconsolidated Assets	(4)	(6)	(15)	(14)	(8)	3	(2)

Rent / Unit — Consolidated Assets	$682	$643	$654	$678	$674	$686	$700

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3	3	3	3
Mult by: Avg # of Cons. Units for Pd	15,240	34,900	34,162	33,466	30,612	30,916	32,286

Revenue	$31,175	$67,316	$67,033	$68,077	$61,901	$63,606	$67,802

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	[Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.
Office Base Rent per SF Reconciliation

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Same-Property
Cash Rent per SF	$16.30	$16.81	$16.75	$16.71	$16.62	$16.91	$17.35
Effects of Concessions & Contractual Rent Increases	0.67	0.73	0.51	0.63	0.53	0.60	0.34

S-L Rents per SF — Consolidated	$16.97	$17.54	$17.26	$17.34	$17.15	$17.51	$17.69

Total Division
Cash Rent per SF	$16.90	$17.56	$17.95	$18.35	$18.22	$18.78	$19.04
Concess. & Contract. Rent Incr.	0.94	0.95	0.88	1.25	1.32	1.13	0.83

Straight-Lined Rents per SF	17.84	18.51	18.83	19.60	19.54	19.91	19.87

Effect of Unconsolidated Assets	—	—	—	(0.35)	(0.39)	(0.38)	(0.60)

S-L Rents per SF — Consolidated	$17.84	$18.51	$18.83	$19.25	$19.15	$19.53	$19.27

To Reconcilie to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4	4	4	4
Mult by: Avg Occupied SF — Cons.	5,471	6,095	6,886	7,122	8,953	7,313	6,522

Revenue	$24,400	$28,205	$32,421	$34,276	$42,863	$35,707	$31,427

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.
Retail Base Rent per SF Reconciliation from Cash Rents to Straight Line

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Same-Property
Cash Rent per SF	$18.36	$18.25	$18.30	$18.47	$18.59	$18.66	$18.56
Effects of Concessions & Contractual Rent Increases	0.19	0.27	0.34	0.22	0.13	0.14	0.16

Straight-Line Rent per SF	18.55	18.52	18.64	18.69	18.72	18.80	18.72

Effect of Unconsolidated Assets	(1.18)	(1.26)	(1.25)	(1.21)	(1.18)	(1.60)	(1.06)

S-L Rents per SF — Consolidated	$17.37	$17.26	$17.39	$17.48	$17.54	$17.20	$17.66

Total Division
Cash Rent per SF	$20.13	$20.00	$19.48	$19.61	$19.73	$19.96	$19.96
Concess. & Contract. Rent Incr.	0.13	0.19	0.25	0.17	0.26	0.27	0.30

Straight-Line Rent per SF	20.26	20.19	19.73	19.78	19.99	20.23	20.26

Unconsolidated Assets	(0.39)	(0.44)	(0.55)	(1.76)	(2.23)	(2.49)	(2.49)

S-L Rents per SF — Consolidated	$19.87	$19.75	$19.18	$18.02	$17.76	$17.74	$17.77

To Reconcilie to Total Center Minimum Rent
Less: Effects of Ten>10K	(9.37)	(9.19)	(8.72)	(7.35)	(6.54)	(7.21)	(7.50)

S-L Rents for Centers — Consolidated	10.50	10.56	10.46	10.67	11.22	10.53	10.27
Div by: # of Qtrs In Yr	4	4	4	4	4	4	4
Mult by: Avg Occupied SF - Consolidated	11,058	10,400	9,446	8,514	6,679	6,381	6,442

Minimum Rents	$29,020	$27,455	$24,706	$22,708	$18,738	$16,800	$16,544

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

3Q06	- 41 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Reconciliations
($ in 000s, except per share data)
CAPITAL EXPENDITURES

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Regular Maintenance
Multifamily	1,914	2,238	1,863	2,648	8,663	1,819	5,948	5,602		13,369
Office	286	235	1,171	1,821	3,513	1,113	1,111	1,509		3,733
Retail	1,456	2,546	182	205	4,389	340	1,258	725		2,323

Total Regular Maintenance	3,655	5,019	3,216	4,674	16,565	3,272	8,317	7,836		19,425
Less: Unconsolidated	(523)	(1,035)	(309)	(495)	(2,362)	(751)	(688)	(721)		(2,160)

Reg. Maint., Consolidated	3,132	3,984	2,907	4,179	14,203	2,521	7,629	7,115		17,265

Revenue-Enhancing
Multifamily	4	16	53	5	78	115	128	1,047		1,290
Office	—	—	—	—	—	—	—	—		—
Retail	414	361	921	561	2,257	192	345	453		990

Total Rev-Enhancing	418	377	974	566	2,335	307	473	1,500		2,280
Less: Unconsolidated	—	(2)	—	(1)	(3)	(7)	(32)	(51)		(90)

Rev-Enhanc, Consolidated	418	375	974	565	2,332	300	441	1,449		2,190

Administrative
Multifamily	118	343	181	—	642	348	135	146		629
Office	6	20	49	83	158	37	—	7		44
Retail	5	135	6	5	151	6	3	1		10
Corporate	446	186	165	600	1,397	429	513	92		1,034

Total Administrative	575	684	401	688	2,348	820	651	246		1,717
Less: Unconsolidated	—	—	—	—	—	—	—	—		—

Admin., Consolidated	575	684	401	688	2,348	820	651	246		1,717

Total Capital Expenditures	4,648	6,081	4,591	5,928	21,248	4,399	9,441	9,582		23,422
Less: Unconsolidated	(523)	(1,037)	(309)	(496)	(2,365)	(758)	(720)	(772)		(2,250)

Capital Exp., Consolidated	4,125	5,044	4,282	5,432	18,883	3,641	8,721	8,810		21,172

Acquisition-Related Capital Exp.	323	3,382	8,072	11,808	23,585	70	18	215		303
See Note Under Investment Activity, page 16.
TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	—	—	—	—	—	—	—		—
Office	3,672	4,347	4,097	5,036	17,152	4,449	5,695	3,815	13,959
Retail	850	2,303	3,028	1,585	7,766	1,332	1,704	1,874	4,910

Total Tenant Improvements	4,522	6,650	7,125	6,621	24,918	5,781	7,399	5,689	18,869
Less: Unconsolidated	—	(433)	(72)	(151)	(656)	(740)	(779)	(568)	(2,087)
Add: TI — Developments	1,742	319	161	889	3,111	2,431	54	130	2,615

Consolidated	6,264	6,536	7,214	7,359	27,373	7,472	6,674	5,251	19,397

Leasing Commissions
Multifamily	—	—	—	—	—	—	—		—
Office	1,675	1,869	841	1,645	6,030	2,561	839	2,047	5,447
Retail	279	308	1,756	1,060	3,403	846	478	607	1,931

Total Leasing Comissions	1,954	2,177	2,597	2,705	9,433	3,407	1,317	2,654	7,378
Less: Unconsolidated	—	—	—	—	—	(1,060)	(166)	(369)	(1,595)

Consolidated	1,954	2,177	2,597	2,705	9,433	2,347	1,151	2,285	5,783

See Note Under Investment Activity, page 16.

3Q06	- 42 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Reconciliations
($ in 000s, except per share data)
NET INCOME TO COMMON SHAREHOLDERS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Net Income to Common S/H	$69,905	$7,823	$41,932	$76,346	$197,250	$5,502	$28,495	$14,732		$48,676

Earnings per Share
- Basic	$2.51	$0.20	$1.04	$1.71	$5.18	$0.12	$0.63	$0.32		$1.07
growth	402.0%	-15.9%	483.3%	216.7%	252.4%	-95.2%	215.0%	-69.2%		-68.6%

- Diluted	$2.51	$0.20	$1.04	$1.69	$5.13	$0.12	$0.62	$0.32		$1.06
growth	402.0%	-15.0%	483.3%	213.0%	253.8%	-95.2%	210.0%	-69.2%		-68.9%
FFO PER SHARE

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Funds from Operations	$34,028	$44,231	$47,339	$52,317	$177,931	$45,758	$49,709	$44,226		$139,693

- Basic	$0.89	$0.88	$0.93	$0.94	$3.65	$0.82	$0.89	$0.79		$2.49
growth	1.9%	0.9%	6.8%	-10.9%	-0.7%	-8.1%	0.5%	-15.1%		-7.9%

- Diluted	$0.89	$0.88	$0.93	$0.93	$3.62	$0.82	$0.88	$0.79		$2.47
growth	3.0%	1.7%	7.8%	-10.8%	-0.6%	-8.1%	-0.3%	-15.1%		-8.3%
See page 39 for a reconciliation of Net Income to Common S/H to Funds from Operations.
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
DIVIDEND SUMMARY

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Price per Share (End of Period)	$38.41	$44.00	$44.48	$41.98		$50.13	$49.40	$47.81
Dividend Per Share	$0.675	$0.675	$0.675	$0.675	$2.700	$0.680	$0.680	$0.680		$2.040
Dividend Yield (End of Period)	7.0%	6.1%	6.1%	6.4%		5.4%	5.5%	5.7%

Payout
Dividend/EPS — Diluted	26.9%	337.5%	64.9%	39.9%	52.6%	566.7%	109.7%	212.5%		192.5%
Dividend/FFO — Diluted	75.7%	76.7%	73.0%	72.4%	74.7%	83.0%	77.4%	86.5%		82.5%
See page 39 for a reconciliation of Net Income to Common S/H to Funds from Operations. Dividend/FFO — Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

3Q06	- 43 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	3Q05	4Q05	1Q06	2Q06	3Q06	S-P
CONSOLIDATED PROPERTIES

Ashley Park	Richmond	VA	100%	272	194.5	100.0%	97.4%	93.4%	91.5%	94.9%	S
Autumn Park	Greensboro	NC	100%	402	403.8	98.5%	92.8%	94.0%	91.5%	91.8%	S
Beacon Hill	Charlotte	NC	100%	349	256.1	96.6%	93.7%	94.0%	94.0%	95.1%	S
Brookfield	Dallas	TX	100%	232	165.7	91.8%	89.2%	98.3%	93.1%	99.1%	S
Cape Landing	Myrtle Beach	SC	100%	288	268.6	99.3%	91.0%	97.2%	98.3%	96.5%	S
CG at Arringdon	Raleigh	NC	100%	320	311.2	96.9%	95.0%	95.0%	97.5%	95.0%	S
CG at Barrett Creek	Atlanta	GA	100%	332	310.0	97.0%	94.3%	97.6%	95.5%	98.2%
CG at Bear Creek (Euless)	Fort Worth	TX	100%	436	395.1	94.3%	95.2%	95.4%	93.8%	95.9%
CG at Bellevue	Nashville	TN	100%	349	344.0		94.6%	91.7%	95.4%	93.7%
CG at Berkeley Lake	Atlanta	GA	100%	180	244.2	96.7%	96.1%	96.7%	96.1%	98.3%	S
CG at Beverly Crest	Charlotte	NC	100%	300	278.7	96.3%	97.0%	96.3%	94.3%	95.7%	S
CG at Crabtree Valley	Raleigh	NC	100%	210	209.7		94.8%	96.2%	92.4%	97.6%
CG at Edgewater I	Huntsville	Al	100%	500	541.4	97.0%	96.2%	98.6%	96.8%	98.2%	S
CG at Enclave	Atlanta	GA	100%	200	226.9	96.0%	94.5%	93.5%	94.5%	97.0%	S
CG at Galleria	Birmingham	AL	100%	1,080	1,205.7	97.3%	94.8%	95.2%	97.3%	96.7%	S
CG at Hammocks	Savannah	GA	100%	308	323.8	95.5%	97.4%	95.5%	92.9%	95.5%	S
CG at Heather Glen	Orlando	FL	100%	448	523.2	99.3%	98.7%	100.0%	99.1%	99.1%	S
CG at Heathrow	Orlando	FL	100%	312	353.0	99.4%	100.0%	99.7%	96.5%	94.9%	S
CG at Hunter’s Creek	Orlando	FL	100%	496	624.5	98.4%	96.4%	97.0%	97.4%	95.0%	S
CG at Lakewood Ranch	Sarasota	FL	100%	288	301.7	99.3%	99.0%	97.9%	97.9%	97.6%	S
CG at Legacy Park	Charlotte	NC	100%	288	300.8	95.1%	94.1%	96.5%	96.2%	93.8%	S
CG at Liberty Park	Birmingham	AL	100%	300	338.7	100.0%	96.3%	96.7%	97.7%	96.7%	S
CG at Madison	Huntsville	AL	100%	336	354.6	97.6%	94.3%	98.5%	96.4%	95.2%	S
CG at Mallard Creek	Charlotte	NC	100%	252	232.6		98.4%	96.4%	96.4%	92.9%
CG at Mallard Lake	Charlotte	NC	100%	302	300.8		93.4%	95.7%	93.0%	97.0%
CG at McDaniel Farm	Atlanta	GA	100%	424	456.8				95.0%	93.4%
CG at McGinnis Ferry	Atlanta	GA	100%	434	509.5	98.8%	96.3%	97.7%	96.3%	95.9%	S
CG at Mount Vernon	Atlanta	GA	100%	213	257.2	99.1%	97.2%	98.1%	98.6%	94.8%	S
CG at Natchez Trace	Jackson	MS	100%	328	342.8	99.7%	97.9%	95.1%	98.5%	96.0%	S
CG at Patterson Place	Raleigh	NC	100%	252	236.8	94.8%	96.0%	96.0%	96.0%	95.2%	S
CG at Pleasant Hill	Atlanta	GA	100%	502	501.8					94.2%
CG at Promenade	Montgomery	AL	100%	384	478.2	100.0%	96.4%	95.8%	88.8%	94.3%	S
CG at Quarterdeck	Charleston	SC	100%	230	218.9	99.6%	95.7%	97.4%	98.3%	97.8%	S
CG at River Oaks	Atlanta	GA	100%	216	276.2	97.7%	94.4%	93.5%	100.0%	97.2%	S
CG at River Plantation	Atlanta	GA	100%	232	310.4	97.8%	93.5%	93.5%	99.6%	94.4%	S
CG at Riverchase	Birmingham	AL	100%	468	745.8	99.6%	95.7%	97.9%	97.0%	99.8%	S
CG at Round Rock	Austin	TX	100%	256	266.4			LU	LU	LU
CG at Scottsdale	Phoenix	AR	100%	180	182.9					93.3%
CG at Seven Oaks	Tampa	FL	100%	318	301.5	96.9%	94.3%	100.0%	99.1%	98.7%	S
CG at Shelby Farms	Memphis	TN	100%	296	317.6		94.6%	95.9%	97.3%	95.6%
CG at Shiloh	Atlanta	GA	100%	498	533.4					95.2%
CG at Sugarloaf	Atlanta	GA	100%	250	328.6	94.4%	90.4%	99.6%	94.4%	95.2%	S
CG at The Reservoir	Jackson	MS	100%	170	195.4	99.4%	100.0%	97.6%	98.2%	99.4%	S
CG at TownPark (Lake Mary)	Orlando	FL	100%	456	564.1	99.1%	98.0%	97.1%	93.4%	96.1%	S
CG at TownPark Reserve	Orlando	FL	100%	80	77.4	100.0%	100.0%	100.0%	100.0%	100.0%	S
CG at Trinity Commons	Raleigh	NC	100%	462	484.4	97.0%	97.0%	94.2%	91.6%	95.9%	S
CG at Valley Ranch	Dallas	TX	100%	396	462.1	99.0%	98.2%	97.2%	97.0%	96.2%	S
CG at Wilmington	Wilmington	NC	100%	390	355.9	98.2%	95.9%	93.3%	98.2%	98.5%	S
Chancellor Park	Charlotte	NC	100%	340	326.4					98.2%
Clarion Crossing	Raleigh	NC	100%	260	227.1	96.5%	95.0%	95.4%	93.5%	95.4%	S
Cottonwood Crossing	Fort Worth	TX	100%	200	150.2	97.5%	92.5%	93.0%	93.5%	97.0%	S
CV at Ashford Place	Mobile	AL	100%	168	145.6	97.0%	98.2%	99.4%	98.8%	99.4%	S
CV at Bear Creek	Fort Worth	TX	100%	120	90.6	97.5%	98.3%	97.5%	97.5%	95.8%	S
CV at Bedford	Fort Worth	TX	100%	238	157.6	96.6%	96.6%	97.1%	95.0%	98.3%	S
CV at Canyon Hills	Austin	TX	100%	229	183.1	97.8%	99.6%	99.6%	98.7%	99.1%	S
CV at Charleston Place	Charlotte	NC	100%	214	172.4	93.5%	94.4%	96.7%	97.7%	95.8%	S

3Q06	- 44 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	3Q05	4Q05	1Q06	2Q06	3Q06	S-P
CV at Chase Gayton	Richmond	VA	100%	328	311.2	96.3%	95.7%	94.5%	95.1%	91.5%	S
CV at Deerfield	Raleigh	NC	100%	204	198.2	99.0%	90.2%	94.1%	94.6%	94.1%	S
CV at Greenbrier	Richmond	VA	100%	258	218.2	97.7%	97.7%	96.5%	98.8%	99.6%	S
CV at Greentree	Savannah	GA	100%	194	165.2	96.4%	99.0%	98.5%	97.4%	100.0%	S
CV at Greystone	Charlotte	NC	100%	408	387.0	94.4%	93.4%	96.8%	93.4%	96.6%	S
CV at Hampton Glen	Richmond	VA	100%	232	177.8	98.3%	96.1%	97.0%	97.0%	98.3%	S
CV at Hampton Pointe	Charleston	SC	100%	304	314.6	95.4%	93.1%	96.1%	98.0%	98.4%	S
CV at Harbour Club	Norfolk	VA	100%	214	193.2	98.6%	97.7%	95.3%	98.6%	94.4%	S
CV at Haverhill	San Antonio	TX	100%	322	325.1	96.9%	95.7%	97.8%	97.5%	96.9%	S
CV at Highland Hills	Raleigh	NC	100%	264	277.3	90.9%	94.7%	92.4%	87.9%	95.1%	S
CV at Huntington	Savannah	GA	100%	147	121.1	98.0%	96.6%	98.0%	98.0%	98.6%	S
CV at Huntleigh Woods	Mobile	AL	100%	233	198.9	99.1%	99.1%	99.1%	97.0%	98.7%	S
CV at Inverness	Birmingham	AL	100%	586	508.6	98.8%	93.3%	93.3%	98.1%	97.1%	S
CV at Main Park	Dallas	TX	100%	192	180.3	97.4%	92.7%	97.9%	93.2%	99.5%	S
CV at Marsh Cove	Savannah	GA	100%	188	197.2	93.1%	92.0%	98.4%	100.0%	99.5%	S
CV at Meadow Creek	Charlotte	NC	100%	250	230.4	95.2%	92.0%	94.4%	96.0%	94.8%	S
CV at Mill Creek	Greensboro	NC	100%	220	209.7	98.2%	91.4%	96.4%	95.0%	96.8%	S
CV at North Arlington	Fort Worth	TX	100%	240	190.5	95.4%	95.8%	93.8%	95.0%	95.8%	S
CV at Oakland	Dallas	TX	100%	426	382.7					95.1%
CV at Pear Ridge	Dallas	TX	100%	242	198.5	98.8%	93.0%	97.9%	97.5%	98.8%	S
CV at Pinnacle Ridge	Asheville	NC	100%	166	146.9	98.8%	97.0%	99.4%	97.6%	100.0%	S
CV at Poplar Place	Atlanta	GA	100%	324	299.7	95.7%	92.6%	99.1%	96.9%	96.3%	S
CV at Quarry Oaks	Austin	TX	100%	533	470.0	95.7%	93.6%	94.4%	95.3%	95.3%	S
CV at Regency Place	Raleigh	NC	100%	180	156.9	95.0%	95.0%	93.3%	95.6%	93.9%	S
CV at Research Park	Huntsville	AL	100%	736	809.3	97.1%	99.3%	97.1%	96.9%	97.3%	S
CV at Sierra Vista	Austin	TX	100%	232	205.6	98.7%	94.0%	95.7%	100.0%	99.6%	S
CV at Silverado	Austin	TX	100%	238	239.6	97.5%	93.3%	94.1%	96.6%	93.3%
CV at South Tryon	Charlotte	NC	100%	216	236.1	96.8%	98.6%	96.8%	98.1%	96.8%	S
CV at Spring Lake	Atlanta	GA	100%	188	189.7	96.8%	94.7%	97.3%	95.2%	96.3%	S
CV at Stone Point	Charlotte	NC	100%	192	172.9	97.9%	93.8%	95.3%	99.5%	99.0%	S
CV at Timber Crest	Charlotte	NC	100%	282	273.4	95.4%	94.0%	94.7%	97.5%	95.4%	S
CV at Timothy Woods	Athens	GA	100%	204	211.4	96.1%	95.6%	96.6%	95.6%	91.2%	S
CV at Tradewinds	Norfolk	VA	100%	284	279.9	97.9%	95.4%	97.9%	96.1%	97.9%	S
CV at Trussville	Birmingham	AL	100%	376	410.3	98.1%	93.6%	98.1%	96.5%	96.0%	S
CV at Twin Lakes	Orlando	FL	100%	460	417.8	99.3%	97.4%	98.9%	96.5%	97.8%
CV at Waterford	Richmond	VA	100%	312	288.8	99.0%	96.5%	95.2%	95.2%	88.5%	S
CV at Waters Edge	Charleston	SC	100%	204	187.6	96.6%	92.6%	96.1%	96.1%	98.0%	S
CV at Westchase	Charleston	SC	100%	352	258.2	93.2%	94.9%	96.9%	98.0%	97.4%	S
CV at Willow Creek	Dallas	TX	100%	478	426.9				94.8%	95.4%
CV at Windsor Place	Charleston	SC	100%	224	213.4	92.0%	92.9%	95.5%	97.3%	97.3%	S
Glen Eagles	Greensboro	NC	100%	310	313.5	94.8%	90.0%	95.2%	94.5%	95.2%	S
Grayson Square I	Fort Worth	TX	100%	450	380.5	95.3%	95.8%	97.8%	95.8%	97.8%	S
Heatherwood	Charlotte	NC	100%	476	438.6	95.2%	91.6%	92.0%	91.0%	91.0%	S
Mayflower Seaside	Norfolk	VA	100%	265	172.8	100.0%	95.8%	97.4%	97.0%	94.0%	S
Paces Cove	Dallas	TX	100%	328	219.7	97.9%	100.0%	94.2%	97.0%	97.9%	S
Paces Point	Dallas	TX	100%	300	228.7	92.7%	95.3%	97.7%	95.7%	96.0%	S
Parkside at Woodlake	Raleigh	NC	100%	266	255.1	95.5%	91.0%	96.2%	98.1%	94.7%	S
Remington Hills	Dallas	TX	100%	362	346.6	98.6%	93.6%	92.0%	98.1%	98.1%	S
Shoal Creek	Fort Worth	TX	100%	408	388.4				95.6%	97.5%
Silverado II	Austin	TX	100%	256	429.7			LU	LU	LU
Summer Tree	Dallas	TX	100%	232	136.3	95.3%	94.4%	94.8%	97.4%	97.4%	S
The Gables	Richmond	VA	100%	224	137.3	99.6%	98.2%	96.4%	94.6%	96.9%	S
Trolley Square East	Richmond	VA	100%	328	170.3	97.9%	97.9%	99.1%	89.9%	96.0%	S
Trophy Chase I	Charlottesville	VA	100%	425	369.7	93.2%	95.1%	95.3%	94.1%	93.6%	S

TOTAL CONSOLIDATED**	110			34,247	33,733.6	97.0%	95.3%	96.2%	95.9%	96.2%

3Q06	- 45 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	3Q05	4Q05	1Q06	2Q06	3Q06	S-P
UNCONSOLIDATED PROPERTIES

Arabian Trails	Phoenix	AZ	20%	384	347.2	98.4%	97.1%	97.7%	98.2%	96.4%
Belterra	Fort Worth	TX	10%	288	278.3					82.3%
Casas Lindas	Tuscon	AZ	24%	144	160.6	97.2%	95.1%	100.0%	100.0%	97.2%
CG at Brentwood	Nashville	TN	25%	254	286.9	99.2%	95.3%	96.1%	98.4%	95.3%
CG at Huntcliff	Atlanta	GA	20%	358	364.6			97.2%	96.4%	95.5%
CG at Mountain Brook	Birmingham	AL	15%	392	392.7	99.5%	94.4%	98.7%	95.9%	93.9%
CG at Research Park (Durham)	Raleigh	NC	20%	370	383.7	95.7%	91.9%	91.9%	91.6%	86.5%
CMS Bayshore	Sarasota	FL	25%	376	374.2	98.1%	98.9%	99.2%	97.1%	97.6%
CMS Palma Sola	Sarasota	FL	25%	340	293.3	98.8%	97.4%	99.7%	97.6%	97.4%
Colonia del Rio	Tuscon	AZ	24%	176	177.9	97.7%	96.0%	94.9%	98.3%	93.2%
Colony Woods	Birmingham	AL	10%	414	450.7	97.3%	93.7%	94.0%	94.2%	95.9%
Cunningham	Austin	TX	20%	280	257.3	98.6%	90.0%	98.2%	97.9%	98.9%
CV at Hendersonville	Nashville	TN	25%	364	341.8	96.4%	92.3%	93.4%	97.8%	93.4%
CV at Matthews	Charlotte	NC	25%	270	255.7			94.1%	97.8%	98.1%
CV at Rocky Ridge	Birmingham	AL	15%	226	258.9	98.7%	95.1%	98.2%	92.5%	94.7%
Desert Lakes	Las Vegas	NV	24%	184	188.4	97.8%	94.0%	96.2%	97.8%	95.1%
Fairway Crossing	Phoenix	AZ	24%	310	303.2	96.5%	94.2%	95.2%	97.1%	92.9%
Hacienda del Rio	Tuscon	AZ	24%	248	152.5	98.4%	97.6%	97.6%	98.0%	96.4%
La Entrada	Phoenix	AZ	20%	130	112.8	99.2%	98.5%	98.5%	97.7%	97.7%
Madison	Birmingham	AL	10%	276	249.3	100.0%	97.5%	95.7%	96.7%	96.0%
Meadows	Birmingham	AL	10%	400	465.6	97.5%	96.5%	95.8%	93.8%	92.8%
Merritt at Godley Station	Savannah	GA	35%	312	337.3	LU	LU	98.7%	97.8%	98.7%
Pinnacle Estates	Albuquerque	NM	24%	294	313.4	95.9%	93.5%	94.9%	95.2%	91.5%
Pinnacle Flamingo West	Las Vegas	NV	24%	324	320.4	95.7%	96.9%	93.8%	96.3%	97.2%
Pinnacle Heights	Tuscon	AZ	24%	310	339.4	97.4%	97.1%	98.4%	98.4%	96.5%
Pinnacle High Desert	Albuquerque	NM	24%	430	478.0	98.8%	95.6%	94.7%	96.5%	95.3%
Pinnacle High Resort	Albuquerque	NM	24%	301	322.8	95.0%	93.7%	94.4%	96.3%	97.3%
Posada del Este	Phoenix	AZ	24%	148	128.9	98.0%	98.0%	95.9%	94.6%	93.2%
Springhill	Tuscon	AZ	24%	224	175.5	96.9%	97.8%	97.8%	98.2%	97.8%
Stone Ridge	Columbia	SC	10%	191	199.2	93.7%	92.7%	85.3%	81.2%	81.7%
Talavera	Las Vegas	NV	24%	350	353.7	96.9%	96.0%	94.0%	98.6%	98.0%
The Arbors at Windsor Lake	Columbia	SC	10%	228	216.2	96.1%	93.4%	96.9%	98.2%	96.9%
The Grove at Riverchase	Birmingham	AL	20%	345	344.6	92.8%	95.7%	94.8%	95.9%	93.0%

TOTAL UNCONSOLIDATED	33			9,641	9,625.1
UNCONSOLIDATED WTD FOR CLP % OWNED				1,966	1,955.2	97.3%	95.4%	96.1%	96.7%	95.2%

PROPERTIES SOLD

Arbor Trace	Norfolk	VA	100%	148	125.2	97.3%	96.6%	98.6%
CG at Barrington Club	Macon	GA	15%	176	191.9	96.0%	98.9%
CG at Cypress Crossing	Orlando	FL	100%	250	314.6	98.0%	98.4%	95.2%
CG at Inverness Lakes II	Mobile	AL	15%	312	329.9	89.1%	92.0%
CG at Metrowest***	Orlando	FL	100%	311	313.5	99.0%	96.8%
CG at Whitemarsh	Savannah	GA	100%	352	417.9	LU	92.9%
Copper Crossing	Fort Worth	TX	100%	400	308.4	92.8%	91.0%
Cutters Point	Dallas	TX	100%	196	198.0	97.4%
CV at Caledon Wood	Greenville	SC	100%	350	348.3	96.9%	97.7%
CV at Estrada	Dallas	TX	100%	248	190.6	96.4%	97.2%

3Q06	- 46 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	3Q05	4Q05	1Q06	2Q06	3Q06	S-P
CV at Hillwood	Montgomery	AL	15%	160	150.9	100.0%	100.0%
CV at Inverness Lakes	Mobile	AL	15%	186	176.5	97.8%	100.0%
CV at Paces Glen	Charlotte	NC	100%	172	156.3	95.3%	89.5%
CV at Remington Place	Raleigh	NC	100%	136	159.6	97.8%	97.1%
CV at Stockbridge	Atlanta	GA	15%	240	253.2	95.4%	95.8%
CV at Stone Brook	Atlanta	GA	100%	188	176.2	95.7%	87.2%
Cypress Cove at Suntree	Melbourne	FL	10%	326	334.7	95.1%
Eagle Crest	Dallas	TX	100%	484	429.3	90.9%
Merritt at James Island***	Charleston	SC	100%	230	262.2	97.4%	92.6%
PH at Harbor View	Chattanooga	TN	0%	308	310.0
Rancho Viejo	Phoenix	AZ	20%	266	207.4	95.5%	98.5%	97.4%
Sierra Ridge	San Antonio	TX	100%	230	172.7	92.6%
Silverbrook I	Fort Worth	TX	100%	642	523.4	91.7%
Summerwalk	Charlotte	NC	100%	160	135.1	96.9%	98.1%
The Arbors on Forest Ridge	Fort Worth	TX	100%	210	168.8	96.7%
The Landing	Raleigh	NC	100%	200	197.2	95.5%
The Meadows I	Asheville	NC	100%	392	387.0	95.4%	94.4%
The Meridian	Austin	TX	100%	200	148.2	95.0%
The Timbers	Raleigh	NC	100%	176	131.2	92.6%	93.2%
The Trestles	Raleigh	NC	100%	280	217.3	97.1%	95.7%
Timberglen	Dallas	TX	100%	304	221.4	94.4%
Toscana	Dallas	TX	100%	192	115.4	91.7%

TOTAL SOLD	32			8,425	7,772.4	95.0%	90.2%	96.6%

THIRD-PARTY MANAGED PROPERTIES

Evergreen Terrace	Phoenix	AZ	0%	185	128.9
Hawthorn Groves	Orlando	FL	0%	328	362.8
Monte D’oro	Birmingham	AL	0%	200	295.8
PH Coursey Place	Baton Rouge	LA	0%	352	344.3
PH Rocky Ridge	Atlanta	GA	0%	300	347.3
CMS Rivermont	Nashville	TN	0%	106	115.3
Summit Place	Charleston	SC	0%	226	200.0
Preserve at Godley Station I	Savannah	GA	0%	220	239.2
Preserve at Godley Station II	Savannah	GA	0%	160	165.0
Ventana Palms	Phoenix	AZ	0%	160	137.5

TOTAL MANAGED	10			2,237	2,336.2

Notes:

CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

*** Properties that are being converted to condominiums.

3Q06	- 47 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Portfolio Occupancy Listing

			%
Property	Location		Own	SF - 000s (1)	3Q05	4Q05	1Q06	2Q06	3Q06	S-P
CONSOLIDATED PROPERTIES

250 Commerce Center	Montgomery	AL		37.4	97.1%	97.1%	97.1%	97.1%	97.1%	S
901 Maitland	Orlando	FL		155.7	76.5%	76.5%	63.2%	66.1%	66.1%	S
AmSouth Center	Huntsville	AL		154.5	95.6%	96.9%	96.0%	95.4%	95.8%	S
Colonal Center at Colonnade	Birmingham	AL		419.3	99.8%	99.7%	99.6%	97.7%	99.0%	S
Colonial Center 100 at TownPark	Orlando	FL		153.6	100.0%	100.0%	100.0%	98.6%	100.0%	S
Colonial Center 200 at TownPark	Orlando	FL		155.2	100.0%	100.0%	100.0%	100.0%	97.7%	S
Colonial Center 300 at TownPark	Orlando	FL		149.5					LU
Colonial Center 600 at TownPark	Orlando	FL		199.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center at Bayside	Tampa	FL		212.9	54.0%	72.3%	69.7%	70.6%	82.8%
Colonial Center Blue Lake	Birmingham	AL		166.7	100.0%	98.3%	99.1%	99.1%	99.9%	S
Colonial Center Heathrow	Orlando	FL		806.0	90.9%	92.1%	92.4%	97.9%	98.4%	S
Colonial Center Heathrow 1001	Orlando	FL		192.2	95.0%	95.0%	95.0%	97.0%	97.0%
Colonial Center Lakeside	Huntsville	AL		122.2	98.9%	100.0%	100.0%	97.4%	95.8%	S
Colonial Center at Research Park	Huntsville	AL		133.5	94.8%	74.6%	93.7%	93.7%	97.7%	S
Colonial Center at Research Place	Huntsville	AL		272.6	100.0%	100.0%	100.0%	98.0%	98.0%	S
Colonial Place I and II	Tampa	FL		371.2	89.3%	89.9%	92.6%	96.1%	96.1%
Colonial Plaza	Birmingham	AL		170.9	96.0%	96.3%	96.3%	96.3%	96.3%	S
Colonial TownPark Office — Lifestyle	Orlando	FL		33.4	100.0%	100.0%	100.0%	100.0%	100.0%	S
Concourse Center	Tampa	FL		294.3	83.8%	83.4%	94.7%	97.6%	98.4%	S
DRS Building	Huntsville	AL		215.5	100.0%	100.0%	100.0%	100.0%	100.0%	S
Esplanade	Charlotte	NC		202.3	41.1%	45.8%	55.9%	65.3%	67.7%
Independence Plaza	Birmingham	AL		106.2	98.6%	99.7%	99.7%	99.7%	99.7%	S
International Park	Birmingham	AL		211.0	99.3%	99.3%	98.1%	99.3%	99.3%	S
Interstate Park	Montgomery	AL		227.0	90.3%	89.8%	89.6%	91.4%	95.5%	S
The Peachtree (4)	Atlanta	GA		309.6	75.2%	76.9%	82.2%	83.0%	88.5%
The Peachtree 1125/1400 (4)	Atlanta	GA		7.0					100.0%
Perimeter Corporate Park	Huntsville	AL		234.9	84.2%	92.6%	88.9%	94.9%	96.8%	S
Progress Center	Huntsville	AL		222.0	100.0%	100.0%	95.2%	100.0%	97.7%	S
Research Park Office Center	Huntsville	AL		176.6	98.2%	100.0%	100.0%	100.0%	100.0%	S
Research Park Office Center #4	Huntsville	AL		59.9	100.0%	100.0%	100.0%	81.4%	100.0%
Research Park Plaza III and IV	Austin	TX		357.7	100.0%	100.0%	100.0%	100.0%	100.0%
Riverchase Center	Birmingham	AL		305.9	96.4%	97.8%	96.6%	79.7%	82.1%	S

TOTAL CONSOLIDATED	31			6,836.1	91.1%	92.1%	92.8%	93.5%	94.9%

UNCONSOLIDATED PROPERTIES

Atlanta Chamblee (2)	Atlanta	GA	15%	1,132.4	91.3%	92.9%	93.4%	94.3%	94.7%
Atlanta Perimeter (2)	Atlanta	GA	15%	182.1	83.0%	83.0%	86.8%	86.8%	85.3%
Atlantic Center Plaza (2)	Atlanta	GA	15%	499.6	88.9%	88.9%	90.2%	90.2%	92.1%
Baymeadows Way (2)	Jacksonville	FL	15%	224.3	100.0%	100.0%	100.0%	100.0%	100.0%
Broward Financial Center (2)	Ft.Lauderdale	FL	15%	325.5	86.4%	79.2%	79.2%	77.7%	78.4%
Charlotte University (2)	Charlotte	NC	15%	183.0	78.8%	90.9%	92.8%	90.9%	87.2%
Colonial Center Mansell Overlook	Atlanta	GA	15%	652.5				99.8%	95.1%
Decoverly (2)	Rockville	MD	15%	154.8	98.8%	98.8%	98.8%	98.8%	62.3%
Germantown Center (2)	Memphis	TN	15%	531.7	84.6%	85.8%	86.1%	84.8%	84.7%
Jacksonville Baymeadows (2)	Jacksonville	FL	15%	751.3	97.3%	97.1%	97.1%	96.6%	93.7%
Jacksonville JTB (2)	Jacksonville	FL	15%	416.8	100.0%	100.0%	100.0%	93.0%	93.0%
Lakeside & Shoppes at Mansell	Atlanta	GA	15%	35.7				92.7%	92.7%
Land Title Building	Birmingham	AL	33%	30.0	100.0%	100.0%	100.0%	100.0%	100.0%
Las Olas Centre (2)	Ft.Lauderdale	FL	15%	469.2	89.2%	88.3%	83.3%	82.0%	84.5%
McGinnis Park (2)	Atlanta	GA	15%	202.2	63.6%	61.6%	58.6%	58.6%	66.1%

3Q06	- 48 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Portfolio Occupancy Listing

			%
Property	Location		Own	SF - 000s (1)	3Q05	4Q05	1Q06	2Q06	3Q06	S-P
Orlando Central (2)	Orlando	FL	15%	618.5	85.1%	85.9%	85.4%	83.8%	84.0%
Orlando Lake Mary (2)	Orlando	FL	15%	303.2	80.4%	80.4%	83.1%	84.9%	91.0%
Orlando University (2)	Orlando	FL	15%	383.3	85.3%	92.6%	91.8%	90.7%	85.0%
Post Oak (2)	Houston	TX	15%	1,198.7	84.4%	94.0%	91.3%	92.9%	93.5%
Ravinia 3 (2)	Atlanta	GA	15%	800.3	76.3%	77.1%	74.8%	75.0%	75.4%
Signature Place (2)	Dallas	TX	15%	437.3	72.4%	69.6%	66.0%	72.9%	80.0%
St.Petersburg Center (2)	Tampa	FL	15%	673.6	91.6%	87.4%	90.5%	88.4%	89.5%
Tollway Crossing (2)	Dallas	TX	15%	152.2	100.0%	100.0%	100.0%	100.0%	75.3%
Westchase (2)	Houston	TX	15%	184.3	91.4%	81.8%	92.2%	96.3%	96.3%

TOTAL UNCONSOLIDATED	24			10,542.3
UNCONSOLIDATED WTD FOR CLP % OWNED				1,586.8	87.1%	88.3%	87.9%	88.6%	88.0%

SOLD — LAST 5 QTRS

6600 Campus Circle (2)	Dallas	TX	15%	127.2	96.8%	96.8%	96.8%
Atlanta Gwinnett Place (2)	Atlanta	GA	15%	262.8	81.8%	72.8%	73.4%
Charlotte Vanguard (2)	Charlotte	NC	15%	527.5	66.1%	66.1%	72.7%	72.8%
Colonial Bank Centre	Miami	FL		235.5	80.1%	86.0%	90.5%	91.7%
Colonial Center Mansell Overlook (3)	Atlanta	GA		652.5	98.7%	99.2%	99.8%
Lakeside at Mansell (3)	Atlanta	GA		14.9	LU	LU	100.0%
Mansell 400 Business Park	Atlanta	GA		188.5	84.5%	87.3%	87.8%
Paragon Place 1 (2)	Richmond	VA	15%	145.1	99.7%	99.7%	98.9%
Shoppes at Mansell (3)	Atlanta	GA		20.9	100.0%	100.0%	87.5%
Tallahassee Center (2)	Tallahassee	FL	15%	836.4	77.8%	77.8%	84.3%	85.3%

TOTAL SOLD	10			3,011.3	89.4%	91.0%	92.7%	86.5%

THIRD-PARTY MANAGED PROPERTIES

International Park 2000	Birmingham	AL	0%	129.5
Interstate Park 700 & 800	Montgomery	AL	0%	43.4
Mansell 400 Business Park	Atlanta	GA	0%	188.5

TOTAL MANAGED	3			361.3

(1)	Square footage includes Colonial’s weighted square footage for unconsolidated properties. Total square footage not weighted is equal to 18,827.4 square feet.

(2)	DRA / Colonial Office JV Property.

(3)	Colonial entered into a joint venture with UBS Wealth Management in which it transferred these 3 properties to the partnership. Colonial retained a 15% interest in these properties. Colonial is retaining leasing and management responsibilities.

(4)	The Peachtree Building is separated by purchase year (309,25 sf in 2005, 7,010 sf in 2006) for the purpose of same store calculations.
Occupancies Weighted for CLP % Owned

3Q06	- 49 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Portfolio Occupancy Listing

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	3Q05	4Q05	1Q06	2Q06	3Q06	S-P
CONSOLIDATED PROPERTIES

Britt David Shopping Ctr	Columbus	GA		102.6	—	102.6	75.9%	75.9%	74.7%	96.4%	96.4%	S
Brookwood Village Ctr	Birmingham	AL		76.6	—	76.6	98.3%	81.5%	86.9%	86.9%	100.0%
CM Decatur	Huntsville	AL		576.1	80.9	495.2	87.2%	89.0%	87.9%	87.6%	87.5%
CM Lakeshore	Gainesville	GA		518.3	—	518.3	93.5%	93.1%	92.3%	91.7%	93.1%	S
CM Mayberry	Mount Airy	NC		206.9	57.8	149.1	90.8%	94.5%	93.4%	93.4%	94.5%	S
CM Staunton	Staunton	VA		424.0	—	424.0	97.6%	96.9%	96.9%	90.1%	86.9%	S
Colonial Brookwood Village	Birmingham	AL		603.7	232.0	371.8	96.8%	96.3%	97.4%	95.6%	96.0%	S
Colonial Shops Colonnade	Birmingham	AL		125.5	—	125.5	83.3%	86.8%	90.2%	93.4%	94.1%	S
CP at Portofino	Houston	TX		372.5	—	372.5	81.0%	82.9%	82.3%	84.5%	85.3%
CP Alabaster	Birmingham	AL		218.7	—	218.7	LU	100.0%	100.0%	97.1%	93.2%
CP Beechwood	Athens	GA		350.1	—	350.1	96.1%	99.8%	100.0%	99.5%	99.5%	S
CP Burnt Store	Punta Gorda	FL		95.0	—	95.0	97.2%	98.9%	98.9%	98.9%	98.9%	S
CP Craft Farms	Gulf Shores	AL		53.2	—	53.2	LU	LU	LU	LU	LU
CP Hunter’s Creek	Orlando	FL		227.5	—	227.5	51.5%	52.6%	52.6%	100.0%	99.1%	S
CP Lakewood	Jacksonville	FL		195.0	—	195.0	82.4%	83.0%	84.6%	84.6%	92.2%	S
CP Montgomery	Montgomery	AL		209.1	44.0	165.1	76.3%	80.0%	58.2%	66.3%	66.3%	S
CP Montgomery North	Montgomery	AL		209.9	101.8	108.1	98.0%	97.9%	97.9%	97.9%	97.9%	S
CP Northdale	Tampa	FL		230.9	55.0	175.9	94.3%	95.2%	95.2%	95.2%	95.2%	S
CP TownPark	Orlando	FL		199.2	—	199.2	86.4%	88.9%	92.2%	93.0%	96.6%	S
CP Trussville	Birmingham	AL		388.3	—	388.3	100.0%	100.0%	100.0%	100.0%	100.0%	S
CP Trussville II	Birmingham	AL		282.7	224.5	58.2	100.0%	100.0%	100.0%	100.0%	97.9%	S
CP Tutwiler Farm	Birmingham	AL		514.1	174.0	340.1	100.0%	99.4%	99.4%	99.4%	100.0%	S
CP Tutwiler Farm II	Birmingham	AL		133.0	—	133.0			LU	LU	LU
CP Wekiva	Orlando	FL		208.6	—	208.6	84.9%	85.5%	83.5%	91.5%	90.6%	S
CP Winter Haven	Orlando	FL		161.6	—	161.6	87.4%	87.2%	90.4%	90.4%	91.1%
CS Bear Lake	Orlando	FL		131.7	—	131.7	88.3%	86.4%	85.9%	88.8%	89.2%	S
CS Bellwood	Montgomery	AL		88.5	—	88.5	96.7%	91.7%	88.5%	88.5%	90.1%	S
CS Clay	Birmingham	AL		66.2	—	66.2	91.9%	91.9%	94.2%	94.2%	95.8%	S
CS McGehee	Montgomery	AL		98.3	—	98.3	83.2%	88.0%	81.8%	81.2%	81.2%	S
CS Quaker Village	Greensboro	NC		102.2	—	102.2	78.5%	78.0%	86.3%	86.3%	95.4%	S
CS Yadkinville	Yadkinville	NC		90.9	—	90.9	100.0%	100.0%	100.0%	100.0%	100.0%	S
Kingwood Commons	Houston	TX		164.4	—	164.4	87.5%	87.5%	87.5%	87.5%	87.5%	S
Olde Town Shopping Ctr	Montgomery	AL		38.7	—	38.7	57.4%	57.4%	67.3%	65.0%	77.7%	S
Rivermont Shopping Ctr	Chattanooga	TN		73.5	—	73.5	100.0%	100.0%	92.2%	92.2%	92.2%	S
Village on the Parkway	Dallas	TX	90%	381.2	—	381.2	92.6%	94.7%	91.9%	91.5%	90.2%	S

TOTAL CONSOLIDATED	35			7,918.4	970.0	6,948.4	89.4%	90.7%	90.1%	92.0%	92.5%

UNCONSOLIDATED PROPERTIES
CP Boulevard Square	Pembroke Pines	FL	10%	220.7	—	220.7			100.0%	100.0%	100.0%
CP Deerfield	Deerfield Beach	FL	10%	378.7	—	378.7			98.5%	98.5%	97.2%
CS College Parkway	Ft. Myers	FL	10%	78.9	—	78.9			100.0%	100.0%	100.0%
CS Pines Plaza	Pembroke Pines	FL	10%	68.2	—	68.2			100.0%	100.0%	100.0%
CM Bel Air	Mobile	AL	10%	1,334.5	334.0	1,000.5		97.5%	97.0%	97.1%	97.7%
CM Glynn Place	Brunswick	GA	10%	507.9	225.6	282.3		86.5%	87.0%	88.1%	90.9%
CM Greenville	Greenville	NC	10%	450.2	46.1	404.1		96.4%	94.9%	95.3%	95.3%
CM Myrtle Beach	Myrtle Beach	SC	10%	524.2	—	524.2		96.7%	94.1%	92.6%	92.4%
CM Valdosta	Valdosta	GA	10%	489.7	73.7	416.0		92.8%	94.6%	94.8%	95.1%
Colonial University Village	Auburn	AL	10%	526.4	124.7	401.7		87.2%	87.0%	86.2%	86.7%
CP Turkey Creek	Knoxville	TN	50%	477.6	—	477.6	LU	LU	LU	LU	88.0%
CP Hoover	Birmingham	AL	10%	380.6	215.8	164.9	93.8%	93.8%	93.6%	97.2%	97.1%	S
CP Madison	Huntsville	AL	25%	110.7	—	110.7	100.0%	95.7%	95.7%	98.6%	98.6%	S
Parkway Place	Huntsville	AL	45%	635.7	348.2	287.6	84.7%	85.0%	80.5%	79.0%	81.0%	S

TOTAL UNCONSOLIDATED	14			6,184.0	1,368.0	4,816.0	90.4%	93.4%	93.7%	93.8%	93.6%

UNCONSOLIDATED WTD FOR CLP % OWNED				1,048.6	258.7	789.9	88.0%	91.7%	91.3%	91.2%	90.7%

3Q06	- 50 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Portfolio Occupancy Listing

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	3Q05	4Q05	1Q06	2Q06	3Q06	S-P
SOLD — LAST 5 QTRS
CM Bel Air (1)	Mobile	AL		1,333.8	334.0	999.8	96.8%
CM Glynn Place (1)	Brunswick	GA		507.9	225.6	282.3	87.5%
CM Greenville (1)	Greenville	NC		450.3	46.1	404.3	96.4%
CM Myrtle Beach (1)	Myrtle Beach	SC		474.2	—	474.2	95.3%
CM Valdosta (1)	Valdosta	GA		399.0	73.7	325.3	92.8%
Colonial University Village (1)	Auburn	AL		526.2	124.7	401.5	86.0%
CP Boulevard Square (2)	Pembroke Pines	FL		220.7	—	220.7	97.1%	100.0%
CP Deerfield (2)	Deerfield Beach	FL		378.7	—	378.7	98.4%	99.3%
CS College Parkway (2)	Ft. Myers	FL		78.9	—	78.9	100.0%	100.0%
CS Pines Plaza (2)	Pembroke Pines	FL		68.2	—	68.2	100.0%	100.0%

TOTAL SOLD	10			4,437.9	804.0	3,633.9	94.6%	99.6%

THIRD-PARTY MANAGED PROPERTIES
Calico Corner	Birmingham	AL	0%	5.5		5.5
Hoover Commons	Birmingham	AL	0%	196.8		196.8
Meadowbrook Place	Huntsville	AL	0%	68.0		68.0
Plaza Centre	Madison	AL	0%	82.0		82.0

TOTAL MANAGED	4			352.3		352.3

(1)	Colonial entered into a joint venture with the GPT Group and Babcock & Brown in which it transferred these six regional malls to the partnership. Colonial retained a 10% interest in these properties.

(2)	Colonial sold a 90% interest to The Cornfeld Group and retained a 10% interest in four strip centers.

3Q06	- 51 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

3Q06	- 52 -	NYSE: CLP